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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12.
GRIFFON CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

GRIFFON CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
February 6, 2008

To our stockholders:

        An annual meeting of stockholders will be held at the Garden City Hotel, 45 Seventh Street, Garden City, New York 11530, on Wednesday, February 6, 2008 beginning at 10:00 a.m. At the meeting, you will be asked to vote on the following matters:

  1.
  Election of five directors for a term of three years and two directors for a term of one year;

  2.
  To approve an amendment to our certificate of incorporation to reduce the shareholder supermajority vote requirement of Article Twelfth to a majority vote requirement;

  3.
  To approve an amendment to our 2006 Equity Incentive Plan to increase the number of shares of common stock available for grant under the plan by 300,000 shares;

  4.
  Ratification of the selection by our Audit Committee of Grant Thornton LLP to serve as our independent registered public accounting firm for fiscal 2008; and

  5.
  Any other matters that properly come before the meeting.

        The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

        If you are a stockholder of record at the close of business on December 21, 2007, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to stockholders on or about December 28, 2007.

                      By Order of the Board of Directors,

                      PATRICK L. ALESIA
                      Secretary

Dated:  December 28, 2007
              Jericho, New York

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

GRIFFON CORPORATION
100 Jericho Quadrangle
Jericho, New York 11753

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
Wednesday, February 6, 2008

        Our annual meeting of stockholders will be held on Wednesday, February 6, 2008 at the Garden City Hotel, 45 Seventh Street, Garden City, New York 11530, at 10:00 a.m. Our Board of Directors is soliciting your proxy to vote your shares of common stock at the annual meeting. This proxy statement, which was prepared by our management for the Board of Directors, contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being sent to stockholders on or about December 28, 2007.

ABOUT THE MEETING

What is being considered at the meeting?

        You will be voting for:

          1.     the election of seven directors, five of which shall be for a three-year term and two of which shall be for a one-year term;

          2.     the amendment to our certificate of incorporation to reduce the shareholder supermajority vote requirement of Article Twelfth to a majority vote requirement;

          3.     the amendment to our 2006 Equity Incentive Plan to increase the number or shares of common stock available for grant under the plan by 300,000 shares; and

          4.     the ratification of the selection by our Audit Committee of Grant Thornton LLP to serve as our independent registered public accounting firm for fiscal 2008.

        We do not expect you to vote on any other matters at the meeting.

        In addition, our management will report on our performance during fiscal 2007 and respond to questions.

Who is entitled to vote at the meeting?

        You may vote if you owned stock as of the close of business on December 21, 2007. Each share of stock is entitled to one vote.

How do I vote?

        You can vote in two ways:

  •
  by attending the meeting and voting thereat; or

  •
  by completing, signing, dating and returning the enclosed proxy card.

Can I change my mind after I return my proxy?

        Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) properly completing another proxy with a later date and returning it to us prior to the meeting, or (2) filing with our corporate secretary a written notice revoking your proxy and voting at the meeting.

What if I return my proxy card but do not include voting instructions?

        Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors, FOR the amendment to our certificate of incorporation, FOR the amendment to our 2006 Equity Incentive Plan, and FOR the ratification of Grant Thornton LLP to serve as our independent registered public accounting firm.

What does it mean if I receive more than one proxy card?

        It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company and their telephone number is (212) 936-5100.

Will my shares be voted if I do not provide my proxy?

        If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

        Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' unvoted shares on certain "routine" matters, including the election of directors and ratification of accountants. At our meeting, these shares will be counted as voted by the brokerage firm in the election of directors and ratification of accountants.

        Brokers are prohibited from exercising discretionary authority on non-routine matters, such as Proposals 2 and 3, for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the meeting and entitled to vote, those shares will be counted for purposes of determining if a quorum is present.

How many votes must be present to hold the meeting?

        Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of December 21, 2007 must be present at the meeting. This is referred to as a quorum. On December 21, 2007, there were 30,146,061 shares of common stock outstanding and entitled to vote.

What vote is required to elect directors?

        Directors are elected by a plurality of the votes cast. Shares not voted will have no effect on the vote for election of directors.

What vote is required to approve the amendment to our certificate of incorporation?

        The amendment to Article Twelfth of our certificate of incorporation requires the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the total voting power of all outstanding shares of capital stock of the corporation.

What vote is required to approve the amendment to the 2006 Equity Incentive Plan?

        The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote will be required for approval. An abstention will be counted as a vote against this proposal and broker non-votes will have no effect on the vote.

What vote is required to ratify the selection by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm?

        The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote on the item will be required for approval. An abstention will be counted as a vote against this proposal and broker non-votes will have no effect on the vote.

PROPOSAL 1 — ELECTION OF DIRECTORS

        Our certificate of incorporation provides for a Board of Directors consisting of not less than twelve nor more than fourteen directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of fourteen directors as set forth below.

Class I (To Serve Until the Annual Meeting of Stockholders in 2008)	Class II (To Serve Until the Annual Meeting of Stockholders in 2009)	Class III (To Serve Until the Annual Meeting of Stockholders in 2010)
Bertrand M. Bell(2)(3)	Harvey R. Blau	Henry A. Alpert(1)(2)(5)
Rear Admiral Robert G.	Lieutenant General Gordon E.	Blaine V. Fogg(3)(4)
Harrison (USN Ret.)(2)(5)	Fornell (USAF Ret.)	Rear Admiral Clarence A.
Ronald J. Kramer	General Donald J.	Hill, Jr. (USN Ret.)(2)(4)
Martin S. Sussman(1)(4)(5)	Kutyna (USAF Ret.)(3)	William H. Waldorf(1)(3)(5)
Joseph J. Whalen(1)(4)	James A. Mitarotonda Lieutenant General James W. Stansberry (USAF Ret.)(4)

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

(3)
Member of Ethics Committee.

(4)
Member of Nominating and Corporate Governance Committee.

(5)
Member of Succession Committee.

        Bertrand M. Bell, Rear Admiral Robert G. Harrison, Ronald J. Kramer, Martin S. Sussman and Joseph J. Whalen, directors in Class I, are to be elected at this Annual Meeting of Stockholders to hold office until the Annual Meeting of Stockholders in 2011, or until their successors are chosen and qualified.

        Lieutenant General Gordon E. Fornell and James A. Mitarotonda, directors in Class II, are to be elected at this Annual Meeting of Stockholders to hold office until the Annual Meeting of Stockholders in 2009, or until their successors are chosen and qualified. At the meeting of the Board of Directors on November 2, 2007, each of Lieutenant General Fornell and Mr. Mitarotonda were appointed as Class II directors and were required by the Board of Directors to be submitted for election within that Class at the 2008 Annual Meeting.

        Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of the aforesaid nominees (each of whom is now a director) unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

        Dr. Bertrand M. Bell (78) has been a director since 1976. Dr. Bell has been Professor of Medicine at Yeshiva University Albert Einstein College of Medicine for more than the past five years and was appointed Distinguished Professor in September 1992.

        Lieutenant General Gordon E. Fornell (USAF Ret.) (71) has been a director since November 2007. He served in the United States Air Force for more than thirty-five years. General Fornell served in senior acquisition leadership roles in the U.S. Air Force Systems Command and Air Force Material Command for more than ten years, and worked in research, development, and acquisition positions for nearly twenty years prior. He was commander of the Electronic Systems Center at Hanscom Air Force Base, Massachusetts from 1988 to 1993, and senior military assistant to the Secretary of Defense from 1987 to 1988. He also commanded the Armament Division at Eglin Air Force Base, Florida from 1985 to 1987. General Fornell is also a director for Saflink Corporation, a company engaged in the provision of software and hardware solutions for protecting critical business assets.

        Rear Admiral Robert G. Harrison (USN Ret.) (71) has been a director since February 2004. He was an officer in the United States Navy for more than thirty-five years prior to his retirement in 1994. Since retirement, Rear Admiral Harrison has been a consultant for various defense systems companies in the areas of acquisition, support and program management. Rear Admiral Harrison is also a director for Indra Systems, a company engaged in the manufacture and support of training and simulation systems and automatic test equipment.

        Mr. Ronald J. Kramer (49) has been a director since 1993 and Vice Chairman of the Board since November 2003. Since 2002, Mr. Kramer has served as President and as a director of Wynn Resorts, Ltd., a developer, owner and operator of hotel and casino resorts. From 1999 to 2001, he was a Managing Director at Dresdner Kleinwort Wasserstein, an investment banking firm, and at its predecessor Wasserstein Perella & Co. Mr. Kramer is also a member of the Board of Directors of Monster Worldwide, Inc., a global provider of career solutions. Mr. Kramer is the son-in-law of Mr. Harvey R. Blau.

        Mr. James A. Mitarotonda (53) has been a director since November 2007. He is the Chairman of the Board, Chief Executive Officer and President of Barington Capital Group, L.P., an investment firm that he co-founded in November 1991. Mr. Mitarotonda is also the Chairman of the Board, President and Chief Executive Officer of Barington Companies Investors, LLC, the general partner of Barington Companies Equity Partners, L.P., a small and mid-capitalization value fund. In addition, he is the Chairman of the Board, President and Chief Executive Officer of Barington Offshore Advisors II, LLC, the investment advisor of Barington Companies Offshore Fund, Ltd., a small and mid-capitalization value fund. Mr. Mitarotonda served as the President and Chief Executive Officer of Dynabazaar, Inc. from May 2006 until April 2007 and January 2004 until December 2004. Mr. Mitarotonda also served as the Chairman of LQ Corporation, Inc. from September 2002 until October 2006, as its Co-Chief Executive Officer and Co-Chairman from April 2003 until May 2004 and as its sole Chief Executive Officer from May 2004 until October 2004. Mr. Mitarotonda serves as a director of A. Schulman, Inc., a company engaged in the sale of plastic resins, and The Pep Boys—Manny, Moe and Jack, an automotive retail and service chain.

        Mr. Martin S. Sussman (70) has been a director since 1989. He has been a practicing attorney in the State of New York since 1961, and has been a member of the law firm of Seltzer, Sussman & Habermann LLP (as of September 1, 2007, Seltzer Sussman Habermann Heitner & Bayroff LLP) for more than the past five years.

        Mr. Joseph J. Whalen (76) has been a director since 1999. He was a partner at Arthur Andersen LLP for more than five years prior to his retirement in 1994.

Standing Director Biographies

        Mr. Henry A. Alpert (60) has been a director since 1995. Mr. Alpert has been President of Spartan Petroleum Corp., a real estate investment firm and a distributor of petroleum products, for more than the past five years. Mr. Alpert is also a director of Boyar Value Fund, a mutual fund.

        Mr. Harvey R. Blau (72) has been Chairman of the Board and Chief Executive Officer since 1983. Mr. Blau was Chairman of the Board and Chief Executive Officer of Aeroflex Incorporated, a diversified manufacturer of electronic components and test equipment, for more than five years through August 2007 when such company was sold.

        Mr. Blaine V. Fogg (67) has been a director since May 2005. Mr. Fogg is a corporate and securities lawyer concentrating in mergers and acquisitions and other business transactions. From 1972 to 2004, Mr. Fogg was a partner at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Since 2004, Mr. Fogg is Of Counsel to the law firm.

        Rear Admiral Clarence A. Hill, Jr. (USN Ret.) (87) has been a director since 1982. Rear Admiral Hill was an officer in the United States Navy for more than thirty-five years prior to his retirement in 1973. Since retirement, Rear Admiral Hill has been acting as an independent consultant with respect to the utilization of advanced concepts of system modeling and manpower survey techniques. For more than the past five years, Rear Admiral Hill has served in various executive positions, including as Vice President and Treasurer of the Naval Aviation Foundation which supports Naval Aviation plans and programs. In 2005, Rear Admiral Hill became President of the Naval Aviation Foundation.

        General Donald J. Kutyna (USAF Ret.) (74) has been a director since August 2005. He was an officer in the United States Air Force for over thirty-five years prior to his retirement in 1992. General Kutyna had been commander in chief of the North American Aerospace Defense Command, commander in chief of the U.S. Space Command and commander of the U.S. Air Force Space Command. During his tenure in the U.S. Air Force, General Kutyna served as Chairperson of the Accident Panel of the Presidential Commission on the Space Shuttle Challenger Accident. General Kutyna was Vice President, Space Technology, of Loral Space & Communications Ltd., a leading satellite communications company, from 1993 to 1996, and again from 1999 to 2004. He also served as Vice President, Advanced Space Systems, for Lockheed Martin Corporation, a company principally engaged in the research, design, development, manufacture and integration of advanced technology systems, products and services, from 1996 to 1999. From September 2004 through the present, General Kutyna has served as a part-time consultant to Loral Space & Communications Ltd.

        Lieutenant General James W. Stansberry (USAF Ret.) (80) has been a director since 1991. He was an officer in the United States Air Force for thirty-five years prior to his retirement in 1984. Since 1984, Lieutenant General Stansberry has been President of Stansberry Associates International, Inc., an independent consulting firm specializing in strategic planning for aerospace and defense firms.

        Mr. William H. Waldorf (69) has been a director since 1963. He has been President of Landmark Capital, LLC, an investment firm, for more than the past five years.

CORPORATE GOVERNANCE

Director Independence

        The Board of Directors has determined that each of Messrs. Alpert, Bell, Fogg, Fornell, Harrison, Hill, Kutyna, Mitarotonda, Stansberry, Sussman, Waldorf and Whalen, and our former director Lester Wolff, are independent under New York Stock Exchange Rule 303A. All of the standing committees of the Board of Directors are composed of independent directors. These committees are: the Audit Committee, the Compensation Committee, the Ethics Committee, the Nominating and Corporate Governance Committee and the Succession Committee.

        In making the independence determination with respect to Lieutenant General James W. Stansberry (USAF Ret.), Mr. Lester L. Wolff and Lieutenant General Gordon E. Fornell (USAF Ret.), the Board of Directors of the Company determined that each of such individuals is independent notwithstanding the Company's payment of consulting fees to them or in connection with services provided by them in the amount of approximately $42,000, 42,000 and $24,000 in fiscal 2007, respectively, because (i) the amounts thereof do not cause any of them to fail the bright line test established by Section 303A.02(b)(11) of the NYSE rules and (ii) the amount of such payment is not material.

Committee Membership, Meetings and Attendance

        During the fiscal year ended September 30, 2007, there were:

  •
  6 meetings of the Board of Directors;

  •
  5 meetings of the Audit Committee;

  •
  4 meetings of the Compensation Committee;

  •
  1 meeting of the Ethics Committee;

  •
  4 meetings of the Nominating and Corporate Governance Committee; and

  •
  2 meetings of the Succession Committee.

        Each director who was a director in fiscal 2007 attended or participated in at least 75% of the meetings of the Board of Directors and his respective committees held during our fiscal year ended September 30, 2007.

        We encourage all of our directors to attend our annual meetings of stockholders. All of our current directors, who were directors at such time, attended last year's annual meeting of stockholders.

Board Committees

        We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the "Exchange Act"). Our Audit Committee is involved in discussions with management and our independent registered public accounting firm with respect to financial reporting and our internal accounting controls. The Audit Committee has the sole authority and responsibility to select, evaluate and replace our independent registered public accounting firm. The Audit Committee must pre-approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee consults with management but does not delegate these responsibilities. See "Audit Committee Report." A copy of the Audit Committee charter can be found on our website at www.griffoncorp.com.

        The Board has determined that Joseph J. Whalen, a member of the Audit Committee since 1999, qualifies as an "Audit Committee Financial Expert", as defined by Securities and Exchange Commission Rules, based on his education, experience and background.

        Our Compensation Committee awards stock options and other equity-based awards to officers and employees. The Committee has overall responsibility for determining and approving the compensation of our Chief Executive Officer and reviewing and approving the annual base salaries and annual incentive opportunities of our executive officers as well as the Presidents of each of our business segments. The Committee may form and delegate authority to subcommittees as it deems appropriate. The Compensation Committee considers recommendations from our executive officers with respect to executive compensation matters. From time to time, senior management utilizes the services of independent consultants to perform analyses and to make recommendations relative to executive compensation matters. These analyses and recommendations are conveyed to the Compensation Committee, and the Committee takes such information into consideration in making its compensation decisions. A copy of the Compensation Committee charter can be found on our website at www.griffoncorp.com.

        Our Ethics Committee is responsible for establishing and maintaining procedures for the receipt, investigation and reporting of information submitted by any of our employees concerning alleged violations of our Code of Business Ethics and Standards of Conduct. A copy of the Ethics Committee charter can be found on our website at www.griffoncorp.com.

        The Nominating and Corporate Governance Committee is responsible for (1) monitoring compliance with our Code of Business Ethics and Standards of Conduct; (2) reviewing suggestions of candidates for director made by directors and others; (3) identifying individuals qualified to become Board members, and recommending to the Board the director nominees for the next annual meeting of stockholders; (4) recommending to the Board director nominees for each committee of the Board; (5) recommending to the Board the corporate governance principles applicable to the company; and (6) overseeing the annual evaluation of the Board and management. The Nominating and Corporate Governance Committee has nominated the directors to be elected at this meeting. There is no difference in the manner in which a nominee is evaluated based on whether the nominee is recommended by a stockholder or otherwise. A copy of the Nominating and Corporate Governance Committee charter can be found on our website at www.griffoncorp.com.

        The Succession Committee is responsible for developing and implementing a succession plan for our executive officers and meeting with candidates for executive officer positions.

REPORT OF THE COMPENSATION COMMITTEE

        We have reviewed the Compensation Discussion and Analysis required by Item 402(a) of Regulation S-K with the Company's management. Based on such review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2007.

The Compensation Committee
Henry A. Alpert (Chairman) Dr. Bertrand M. Bell Rear Admiral Robert G. Harrison (USN Ret.) Rear Admiral Clarence A. Hill, Jr. (USN Ret.)

Interested Party Communications

        Mail from stockholders and other interested parties can be addressed to Directors in care of the Office of the Secretary, Griffon Corporation, 100 Jericho Quadrangle, Jericho, New York 11753. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to "Outside Directors," "Independent Directors," "Non-Employee Directors" or "Non-Management Directors" will be forwarded or delivered to each of the non- employee directors. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

Guidelines for Business Conduct and Governance Guidelines

        Our Board of Directors has adopted a Code of Business Ethics and Standards of Conduct which has been designated as the code of ethics for directors, officers and employees in performing their duties. The Code of Business Ethics and Standards of Conduct also sets forth information and procedures for employees to report ethical or accounting concerns, misconduct or violations of the Code in a confidential manner. The Code of Business Ethics and Standards of Conduct may be found on our website at www.griffoncorp.com.

        Our Board of Directors has also adopted Corporate Governance guidelines as required by NYSE rules to assist the Board in exercising its responsibilities to Griffon and its stockholders. The Corporate Governance Guidelines may be found on our website at www.griffoncorp.com.

Executive Sessions

        Our independent directors meet periodically at regularly scheduled executive sessions. Mr. Martin S. Sussman has been selected as the lead independent director with respect to the executive sessions of the independent directors through November 2008. Our independent directors met in executive session one time during fiscal 2007.

Board Self-Evaluation

        The Board is required to conduct an annual self-evaluation that is overseen by our Nominating and Corporate Governance Committee to determine whether the Board and its committees are functioning effectively. In addition, each of the Compensation, Ethics and Nominating and Corporate Governance committees is required to conduct an annual self-evaluation and all committees of the Board are required to review and reassess the adequacy of their charters. The Audit Committee is subject to an annual performance evaluation by the Board of Directors.

Directors' Nominations

        Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at our principal executive offices. In order to be timely, the notice must be delivered

  •
  in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if the annual meeting is called for a date that is not within 25 days of the anniversary date of the prior year's annual meeting, the notice must be received not later than the close of business on the 10th day following the first to occur of the day on which notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made; and

  •
  in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the first to occur of the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made.

        The stockholder's notice to the Secretary must set forth (1) as to each person whom the stockholder proposes to nominate for election as a director (a) his name, age, business address and residence address, (b) his principal occupation and employment, (c) the class and series and number of shares of each class and series of capital stock of Griffon which are owned beneficially or of record by him and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (2) as to the stockholder giving the notice (a) his name and record address, (b) the class and series and number of shares of each class and series of capital stock of the company which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him that he is a holder of record of stock of the company entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in his notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

Compensation Committee Interlocks and Insider Participation

        The members of our Compensation Committee are Henry A. Alpert, Dr. Bertrand M. Bell, Rear Admiral Robert G. Harrison (USN Ret.) and Rear Admiral Clarence A. Hill, Jr. (USN Ret.). None of these persons were our officers or employees during fiscal 2007 nor had any relationship requiring disclosure in this Proxy Statement.

STOCK OWNERSHIP

        The following information, including stock ownership, is submitted with respect to our directors, each executive officer named in the "Summary Compensation Table," for all executive officers and directors as a group, and, based solely on Schedule 13D and 13G filings with the Securities and Exchange Commission, for each holder of more than five percent of our common stock as of December 3, 2007.

Name of Beneficial Owner	Common Stock Beneficially Owned(1)	Percent of Class
NWQ Investment Management Company, LLC(2)	4,610,412	15.3%
Clinton Group, Inc.(3)	2,964,788	9.8%
Griffon Corporation Employee Stock Ownership Plan(4)	2,385,008	7.9%
Barington Capital Group, L.P. and affiliates(5)(12)	1,651,451	5.5%
Patrick L. Alesia(6)	170,352	*
Henry A. Alpert(7)(8)	49,654	*
Bertrand M. Bell(7)(9)	17,939	*
Harvey R. Blau(6)(10)	2,494,694	7.9%
Blaine V. Fogg(7)	3,307	*
Lieutenant General Gordon E. Fornell (Ret.)	—	*
Rear Admiral Robert G. Harrison (Ret.)(7)	1,193	*
Rear Admiral Clarence A. Hill, Jr. (Ret.)(7)	20,668	*
Ronald J. Kramer(7)(11)	71,429	*
General Donald J. Kutyna (Ret.)(7)	807	*
James A. Mitarotonda(12)	1,651,451	5.5%
Lieutenant General James W. Stansberry (Ret.)(7)(13)	22,484	*
Martin S. Sussman(7)	16,087	*
William H. Waldorf(7)	15,956	*
Joseph J. Whalen(7)	11,147	*
Directors and executive officers as a group (16 persons)(14)	4,694,799	14.7%

*
Less than 1%.

(1)
Unless otherwise indicated, ownership represents sole voting and investment power.

(2)
The address for NWQ Investment Management Company, LLC, is 2049 Century Park East, 16th Floor, Los Angeles, CA 90067.

(3)
The address for Clinton Group, Inc. is 9 West 57th Street, 26th Floor, New York, NY 10019.

(4)
The address for the Griffon Corporation Employee Stock Ownership Plan ("ESOP") is c/o Wachovia Bank, National Association as Trustee, One Penn Plaza, 27th Floor, New York, NY 10019.

(5)
The address for Barington Capital Group, L.P. is 888 Seventh Avenue, 17th Floor, New York, NY 10019.

(6)
Includes for Messrs. Blau and Alesia, 1,328,000 and 116,500 shares of common stock, respectively, issuable with respect to options currently exercisable and options which become exercisable within 60 days under our stock option plans. Also includes (i) for Messrs. Blau and Alesia 31,852 and 10,574 shares of common stock, respectively, allocated to their accounts under the ESOP as to which they can direct the vote, which shares are also reported in the ESOP holdings, above, (ii) for Messrs. Blau and Alesia 40,000 and 12,000 shares of restricted stock, respectively, as to which they can direct the vote, and (iii) for Mr. Blau 275,000 shares of common stock acquired pursuant to our Senior Management Incentive Compensation Plan.

(7)
Includes shares of common stock granted pursuant to our Outside Director Stock Award Plan.

(8)
Includes 41,400 shares of common stock owned by the Spartan Petroleum Profit Sharing Trust of which Mr. Alpert is a co-trustee and a beneficiary.

(9)
Includes 16,192 shares of common stock owned by Mr. Bell's spouse.

(10)
Includes 175,110 shares of common stock owned by Mr. Blau's wife. Mr. Blau disclaims beneficial interest of such shares of common stock.

(11)
Includes 22,880 shares of common stock owned by Mr. Ronald J. Kramer's wife and daughter as to which Mr. Kramer disclaims beneficial ownership of such shares of common stock which are in excess of his pecuniary interest. Excludes 8,800 shares of common stock owned by a limited partnership of which Mr. Kramer is a limited partner.

(12)
The address for Mr. Mitarotonda is c/o Barington Capital Group, L.P., 888 Seventh Avenue, 17th Floor, New York, NY 10019. Includes 487,516 shares of common stock beneficially owned by Barington Companies Equity Partners, L.P., 840,741 shares by Barington Companies Offshore Fund, Ltd., and 323,194 shares by Barington Investments, L.P. Mr. Mitarotonda is the sole stockholder and director of LNA Capital Corp., which is the general partner of Barington Capital Group, L.P., which is the majority member of each of Barington Companies Investors, LLC ("Barington Investors"), Barington Companies Advisors, LLC ("Barington Advisors") and Barington Offshore Advisors II, LLC ("Barington Offshore II"). Barington Investors is the general partner of Barington Companies Equity Partners, L.P. Barington Advisors is the general partner of Barington Investments, L.P. Barington Offshore II is the investment advisor to Barington Companies Offshore Fund, Ltd. Mr. Mitarotonda has disclaimed beneficial ownership of these securities, except to the extent of his pecuniary interest therein.

(13)
Includes 10,740 shares of common stock owned by the Stansberry Associates Money Purchase Plan of which Mr. Stansberry and his wife are the trustees.

(14)
Includes 1,541,500 shares of common stock issuable with respect to options currently exercisable and options which become exercisable within 60 days granted to executive officers and directors under our stock option plans.

MANAGEMENT

Our Officers

        Our officers are:

Name	Age	Office Held
Harvey R. Blau	72	Chairman of the Board and Chief Executive Officer
Franklin H. Smith	56	Executive Vice President
Patrick L. Alesia	59	Vice President, Chief Financial Officer, Treasurer and Secretary

  For the biography of Mr. Blau, please see "Proposal 1 — Election of Directors".

        Mr. Franklin H. Smith was elected our Executive Vice President in November 2007. Mr. Smith has served as the Chief Financial Officer of Clopay Corporation, our wholly-owned subsidiary, since 1998.

        Mr. Patrick L. Alesia has been our Treasurer since April 1979, our Vice President since May 1990, our Secretary since February 2005 and was appointed Chief Financial Officer in November 2007.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives of Our Compensation Program

        Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives, and thereby increase stockholder value. It is our policy to provide incentives to senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our businesses. To attain these objectives, our executive compensation program includes four key components:

  •
  competitive base salary;

  •
  cash incentive bonuses based upon company performance;

  •
  equity-based compensation; and

  •
  retirement, health and welfare benefits, and other perquisites.

Executive Compensation Decisions — The Role of the Compensation Committee, Executives and Consultants

        The Compensation Committee is responsible for determining the compensation of our executive officers and the Presidents of our business segments. The Compensation Committee considers recommendations from our executive officers with respect to executive compensation matters. From time to time, senior management utilizes the services of independent consultants to perform analyses and to make recommendations relative to executive compensation matters. These analyses and recommendations are conveyed to the Compensation Committee, and the Compensation Committee takes such information into consideration in making its compensation decisions.

Determination of Compensation Levels

        In setting compensation levels and mix of compensation for fiscal 2007, the Compensation Committee took into account several factors, including employment agreements the company has with the executive, the extent to which an individual may participate in the equity-based plans maintained by us, and the Compensation Committee's determination of the individual's experience, responsibilities, management, leadership abilities and job performance. Historically, we have used benchmarking on an as-needed basis in connection with the recruitment and retention of our executive officers. No benchmarking was performed in fiscal 2007. The Compensation Committee recognizes the relevancy of timely comparative compensation information in administration of executive compensation, and in the future the Compensation Committee intends to use benchmarking from time-to-time as necessary to ensure sound compensation decision making.

Elements of Compensation

        Base Salary.    We pay a base salary that the Compensation Committee determines is competitive with other diversified manufacturing companies with respect to the scope, responsibilities and skills required of the particular position in order to attract and retain qualified individuals.

        Cash Incentive Bonuses.    Cash incentive bonuses are designed to provide a significant and variable economic opportunity to our executive officers on an annual basis based upon company and individual performance. The bonus for Eric Edelstein, our former Chief Financial Officer, was based upon an incentive formula included in his employment agreement. Mr. Edelstein did not receive any bonus in respect of fiscal 2007. The bonus for Patrick L. Alesia, our Vice President, Chief Financial Officer, Treasurer and Secretary, is discretionary and is based primarily upon individual performance. Mr. Alesia received a bonus of $165,000 in respect of fiscal 2007.

        Our Senior Management Incentive Plan, which was approved by stockholders, entitles our Chief Executive Officer to receive a cash bonus equal to 4% of our consolidated pretax earnings up to $5 million and 5% of our consolidated pretax earnings in excess of $5 million. Bonus awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code. Our Chief Executive Officer is the only individual who participates in this plan.

        In December 2005, the Board of Directors of our company adopted the 2006 Performance Bonus Plan, which was approved by our stockholders at our Annual Meeting of Stockholders held on February 3, 2006. The Performance Bonus Plan is administered by the Compensation Committee, which selects the participants and establishes the performance periods and the specific performance goals to be achieved during those periods. To date, no bonuses have been awarded under the Performance Bonus Plan. Bonus awards, if made, are intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code. The Compensation Committee believes that the Performance Bonus Plan will enhance the ability of our company to attract and retain employees, including executive officers, by providing performance-based incentives, while at the same time obtaining the highest level of deductibility of compensation paid to employees. It is not expected that Harvey R. Blau, our Chairman and Chief Executive Officer, will participate in the Performance Bonus Plan because he is already covered by other cash incentive bonus arrangements.

        Equity-based Compensation.    Equity-based compensation is designed to provide incentives to our executive officers to build shareholder value over the long term by aligning their interests with the interest of shareholders. Historically, equity-based compensation consisted of stock options granted by the Compensation Committee under our stock option plans. In 2006, we began granting restricted stock awards as the Compensation Committee determined that this was a more effective motivator for our executive officers. The Committee believes that equity-based compensation provides an incentive that focuses the executive's attention on managing our company from the perspective of an owner with an equity stake in the business. Among our executive officers, the number of shares of restricted stock awarded or common stock subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are generally awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on our profitability and growth. Previous grants of restricted stock and stock options are reviewed in determining the size of any executive's award in a particular year. In fiscal 2007, the Compensation Committee determined that prior grants were sufficient and did not grant new awards to our named executive officers.

        The Board of Directors of our company adopted, in December 2005, the 2006 Equity Incentive Plan, which was approved by our stockholders at our Annual Meeting of Stockholders held on February 3, 2006. In December 2007, our Board of Directors approved an amendment to this Incentive Plan to increase the shares available for issuance under the Incentive Plan by 150,000 shares (if issued solely as restricted stock or awards other than stock options) or 300,000 shares (if awarded solely as stock options). The number of shares available will be reduced on a two-to-one basis for any award issued other than a stock option award. The purpose of this amendment to the Incentive Plan is to have available the shares necessary to incentivize a broader range of employees. The Compensation Committee believes that the Incentive Plan will allow our company to attract and retain executive management by providing them with appropriate equity-basedincentives and rewards for superior performance.

        In fiscal 2006, Harvey R. Blau was granted 50,000 shares of restricted stock, 10,000 of which vested in fiscal 2007, and Patrick L. Alesia was granted 15,000 shares of restricted stock, 3,000 of which vested in fiscal 2007. It has been our policy to consider equity grants from time-to-time and to grant equity awards at the time of quarterly regularly scheduled meetings of the Board of Directors as we believe this provides a level of consistency to the granting of awards. The Compensation Committee reviewed prior grants in fiscal 2007, including the restricted stock granted to the named executive officers in fiscal 2006, and determined that no additional grants were needed.

        Retirement, Health and Welfare Benefits and Other Perquisites.    Effective October 1, 1996, we adopted the Griffon Corporation Supplemental Executive Retirement Plan (SERP) for certain of our officers. The company adopted and continues to maintain the SERP for its long service employees as an incentive for both current performance and continued service with the company. Harvey R. Blau and Patrick L. Alesia are our only currently active participants in such plan. The SERP was amended and restated on July 18, 2006 and subsequently amended on August 3, 2007. These amendments served to bring the provisions of the SERP into compliance with Section 409A of the Internal Revenue Code and related regulations. In addition, the August 2007 amendment served to provide for payments upon a participant's disability, to adopt more accurate mortality assumptions and to provide for the elimination of certain benefit reductions with regard to selected participants.

        The normal retirement age under the SERP is 72. No benefit is payable unless a participant is vested at the time of termination of employment. A participant's right to receive a benefit vests after 20 years of service and one year of participation in the SERP, or upon a Change of Control (as defined in the SERP).

        The SERP provides an annual benefit upon termination equal to the sum of .25% of Average Base Salary and 1.5% of Average Bonus/Incentive Compensation multiplied by completed years of service (up to a maximum of 30). "Average" means the average of the three highest paid years out of the last ten prior to retirement. The benefit may be reduced by any Social Security benefit attributable to the employment of the participant. Benefits are adjusted for early retirement and retirement after the normal retirement date. Retirement benefits are payable for life, with a guarantee of 10 years of payments. In addition, the SERP provides a pre-retirement death benefit payable for 10 years to the participant's beneficiary.

        In addition, our executive officers are entitled to participate in all of our employee benefit plans, including medical, dental, vision, group life, disability, accidental death and dismemberment insurance and the Griffon Corporation 401(k) Retirement Plan and Employee Stock Ownership Plan. We provide vacation and paid holidays to our executive officers. We provide additional medical benefits to our executive officers pursuant to a secondary health insurance plan that covers items not covered by our primary health insurance plan available to our employees generally. We also provide our executive officers with a leased car, country club membership and additional life insurance not available to our employees generally. We provide these perquisites to Mr. Blau pursuant to the terms of his employment agreement and to Mr. Alesia as a means to retain his valued services to the company. See the Summary Compensation Table for details regarding the value of perquisites received by our executive officers during fiscal 2007.

        Harvey R. Blau, pursuant to our Senior Management Incentive Compensation Plan, acquired 275,000 shares of common stock in lieu of bonus payments from fiscal 1998 through fiscal 2002. These shares have been deferred and will be delivered to him upon termination of employment. We have not issued any shares and have not permitted our employees to defer any income under this plan since fiscal 2002.

Employment Agreements

        In July 2001, we entered into an amended and restated employment agreement with Harvey R. Blau, our Chief Executive Officer. In August 2003, the agreement was amended to extend its term until December 1, 2009. Such agreement was further amended in each of July 2006 and August 2007 in part to bring the existing agreement into compliance with new Section 409A of the Internal Revenue Code. Pursuant to the agreement, Mr. Blau receives a base salary subject to an annual cost of living increase and an annual bonus calculated in accordance with our Senior Management Incentive Compensation Plan. Mr. Blau's base salary in the fiscal year ended September 30, 2007 was $950,000. Under the Senior Management Plan, Mr. Blau is entitled to receive a bonus based upon our consolidated pretax earnings, as defined, for each fiscal year. Mr. Blau's annual bonus equals 4% of the first $5,000,000 of consolidated pretax earnings, plus 5% of the amount of consolidated pretax earnings in excess of $5,000,000. Mr. Blau's bonus for fiscal 2007 was $1,612,000.

        The employment agreement further provides for a five-year consulting period after certain terminations of employment, during which Mr. Blau will receive consulting payments in an annual amount equal to two-thirds of his last annual base salary, subject to cost of living increases. The employment agreement also provides for cost of living adjustments, life insurance and medical care reimbursement for the executive and his spouse. In addition, the employment agreement provides, following the disability of the executive, for lifetime medical insurance for the executive and his spouse (or a lump sum payment in lieu thereof under certain circumstances) and, following the death of the executive, for such insurance for his spouse.

        If Mr. Blau's employment is terminated by the company without "Cause" or by the Executive for "Good Reason" (as such terms are defined in the employment agreement), then Mr. Blau shall also be entitled to receive: a lump sum payment of the bonus (determined in accordance with the employment agreement) and base salary to be paid over the then remaining term; continued medical coverage for Mr. Blau and his spouse over their respective lifetimes; and continued participation in the benefit plans of the company over the remaining term. The employment agreement further provides that in the event there is a change in the control of the company, as defined therein, Mr. Blau shall be entitled to receive these payments irrespective of termination of employment. In addition, we will provide the executive with a tax gross-up payment to cover any excise tax due.

        In March 2005, we entered into an employment agreement with Eric P. Edelstein, our former Chief Financial Officer. Mr. Edelstein retired, and the term of his employment ended, on November 30, 2007. The agreement provided for (i) a base salary of $500,000 per year and (ii) a bonus equal to the difference between 1% of the consolidated pretax earnings of the company and the base salary paid to Mr. Edelstein. The bonus for fiscal 2005 and for fiscal 2006 was at a minimum annual rate of $350,000. No bonus was payable in respect of fiscal year 2007.

        Patrick L. Alesia, our Vice President, Chief Financial Officer, Treasurer and Secretary, and Franklin H. Smith, our Executive Vice President since November 2007, are not bound by an employment agreement with us. In July 2006, however, we entered into a severance agreement with Mr. Alesia, which was amended in August 2007 to bring the existing agreement into compliance with Section 409A of the Internal Revenue Code, and in November 2007 we entered into a severance agreement with Mr. Smith. The severance agreements have an initial term expiring July 18, 2008, subject to automatic renewal unless a party gives 120 days prior written notice to the other of non-renewal; notwithstanding the foregoing, the severance agreements shall not terminate if a change in control occurs during the term of the severance agreements. During the term of their severance agreements, the executives have agreed to continue to perform their regular respective duties as an executive of our company.

        The severance agreements provide that if, within 24 months of a change in control (as defined in the severance agreements and summarized below) of our company, the executive's employment with us is terminated by us without Cause or by the executive for Good Reason (as such terms are defined in the severance agreements), then the executive will be entitled to, among other things, a lump sum payment of 2.5 times his base salary plus the average of the bonuses received by the executive in the prior three fiscal years. If any payments or benefits payable to the executive would be subject to the excise tax under Section 280G of the Internal Revenue Code, then such portion of the executive's payments would be forfeited so that no such excise tax would be incurred. All benefits payable under the severance agreements will be subject to the six-month payment delay under Section 409A of the Internal Revenue Code, if applicable at the time of payment. Each executive has agreed to a non-competition provision that extends for 24 months post-termination. Change in control is defined in the severance agreements to include, among other things, the acquisition by a person or entity of more than 30% of the voting securities of our company, the current Board of Directors no longer constituting a majority of the Board (directors approved by 2/3 of the Board will be considered a part of the current Board), and certain merger or sale of assets transactions.

2007 Summary Compensation Table

        The following table sets forth all compensation for the fiscal year ended September 30, 2007 awarded to or earned by our Chairman and Chief Executive Officer and each of our other executive officers who earned at least $100,000 during such fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation(5) ($)	All Other Compensation ($)(6)	Total ($)
Harvey R. Blau Chairman and Chief Executive Officer	2007	950,000	—	242,000	—	1,612,000(4)	401,000	178,957	3,383,957
Patrick L. Alesia Vice President, Chief Financial Officer, Treasurer and Secretary(1)	2007	390,000	165,000	72,600	39,780	—	1,054,000	44,779	1,766,159
Eric P. Edelstein Former Executive Vice President and Chief Financial Officer(1)	2007	500,000	—	—	—	—	—	48,181	548,181

(1)
On November 30, 2007, Mr. Edelstein retired as Executive Vice President and Chief Financial Officer and Mr. Alesia was appointed Chief Financial Officer.

(2)
Represents the compensation costs recognized for financial statement reporting purposes in fiscal 2007 for the fair value of restricted stock awarded in fiscal 2006 in accordance with Statement of Financial Accounting Standards No. 123R, rather than an amount paid to or realized by the applicable named executive officer.

(3)
Represents the compensation costs recognized for financial statement reporting purposes in fiscal 2007 for the fair value of stock options awarded in fiscal 2005 in accordance with Statement of Financial Accounting Standards No. 123R, rather than an amount paid to or realized by the named executive officer.

(4)
Constitutes a cash incentive bonus under our Senior Management Incentive Compensation Plan.

(5)
Amounts shown are solely an estimate of the increase in actuarial present value of the named executive officer's accrued benefit for fiscal 2007 under our Supplemental Executive Retirement Plan rather than an amount paid to or realized by the applicable named executive officer. Assumptions are further described under the Pension Benefits at 2007 Fiscal Year-End table contained herein. The amounts have been determined using discount rate and mortality rate assumptions consistent with those used in our financial statements. If Mr. Blau had retired as of September 30, 2007, his annual retirement payments would be approximately 38% of his average annual base salary and bonus (as provided in the SERP) and if Mr. Alesia retired as of September 30, 2007, his annual retirement payments would be approximately 20% of his average annual base salary and bonus (as provided in the SERP). The increase shown on the table for Mr. Alesia is in large part due to the amendments made to the SERP in 2007, including the removal of the early retirement reduction formerly applied to his benefit.

(6)
All Other Compensation in fiscal 2007 represents: (a) $121,515, $2,040 and $4,625 paid by us for life insurance policies on Messrs. Blau, Edelstein and Alesia, respectively; (b) our contributions under the Griffon Corporation 401(k) Retirement Plan of $12,338 paid by us for each of Messrs. Blau, Edelstein and Alesia; (c) our lease payments of $20,206, $18,383 and $12,000 for an automobile for Messrs. Blau, Edelstein and Alesia, respectively; (d) our payment of $23,898, $14,420, and $14,816 for club membership for Messrs. Blau, Edelstein and Alesia, respectively; and (e) $1,000 in company contributions allocated under our Employee Stock Ownership Plan on behalf of each of Messrs. Blau, Edelstein and Alesia.

Compensation of Named Executive Officers

        The Summary Compensation Table should be read in conjunction with the tables and narrative descriptions that follow. The Outstanding Equity Awards at Fiscal 2007 Year-End and Option Exercises and Stock Vested in Fiscal 2007 tables provide further information on the named executive officers' potential realizable value and actual value realized with respect to their equity awards.

2007 Grants of Plan-Based Awards

        The following table provides information on the annual incentive bonus Mr. Blau was eligible to receive in fiscal 2007 under our Senior Management Incentive Plan. Mr. Blau is the only executive officer entitled to participate in this plan.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maxi- Mum ($)	Threshold ($)	Target ($)	Maxi- Mum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Harvey R. Blau Chairman and Chief Executive Officer	—	—	5,000,000(1)	—	—	—	—	—	—	—	—

(1)
Pursuant to the Senior Management Incentive Plan, Harvey R. Blau is entitled to receive a cash payment each year during the term of his employment equal to 4% of our consolidated pretax earnings up to $5 million and 5% of our consolidated pretax earnings in excess of $5 million.

Outstanding Equity Awards at Fiscal 2007 Year-End

        The following table sets forth information with respect to the outstanding equity awards of the named executive officers as of September 30, 2007.

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Harvey R. Blau Chairman and Chief Executive Officer	715,000 33,000 330,000 150,000 100,000	— — — — —	—	10.11 6.59 8.34 12.00 13.62	8/11/2008 7/29/2009 5/2/2011 11/7/2011 4/30/2013	40,000	604,000(2)	—	—
Patrick L. Alesia Vice President, Chief Financial Officer, Treasurer and Secretary	16,500 25,000 25,000 25,000 25,000	— — — — 5,000(1)	—	13.40 12.00 13.62 20.99 24.13	2/5/2008 11/7/2011 4/30/2013 8/3/2014 8/3/2015	12,000	181,200(3)	—	—
Eric P. Edelstein Former Executive Vice President and Chief Financial Officer	250,000	—	—	22.94	3/1/2012(4)	—	—	—	—

(1)
On August 3, 2005, Mr. Alesia received an option to purchase 30,000 shares of common stock, 50% of which vested immediately, 16 2/3% of which vested on each of August 3, 2006 and 2007, and 16 2/3% of which vests on August 3, 2008.

(2)
On August 3, 2006, Mr. Blau received an award of 50,000 shares of restricted stock vesting in equal installments on each of August 2, 2007, August 2, 2008, August 2, 2009, August 2, 2010 and August 2, 2011. The value reflected is based upon the closing price of the common stock of $15.10 on September 28, 2007, the last trading day of our 2007 fiscal year.

(3)
On August 3, 2006, Mr. Alesia received an award of 15,000 shares of restricted stock vesting in equal installments on each of August 2, 2007, August 2, 2008, August 2, 2009, August 2, 2010 and August 2, 2011. The value reflected is based upon the closing price of the common stock of $15.10 on September 28, 2007, the last trading day of our 2007 fiscal year.

(4)
Mr. Edelstein may exercise the option through January 29, 2008, 60 days after the date of his retirement.

Option Exercises and Stock Vested in Fiscal 2007

        The following table sets forth information with respect to the number of options and shares of restricted stock granted to the named executive officers in previous years that were exercised or vested during the fiscal year ended September 30, 2007, as well as the value of the stock on the exercise or vesting date.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Harvey R. Blau Chairman and Chief Executive Officer	440,000	687,000(1)	10,000(2)	170,400(2)
Patrick L. Alesia Vice President, Chief Financial Officer, Treasurer and Secretary	—	—	3,000(3)	51,120(3)
Eric P. Edelstein Former Executive Vice President and Chief Financial Officer	—	—	—	—

(1)
Represents the difference between the closing price of $15.88 on September 4, 2007, the date of exercise, and the exercise price of $14.32, multiplied by 440,000 shares.

(2)
On August 3, 2006, Mr. Blau received an award of 50,000 shares of restricted stock vesting in equal installments on each of August 2, 2007, August 2, 2008, August 2, 2009, August 2, 2010 and August 2, 2011. The value reflected is based upon the closing price of the common stock of $17.04 on August 2, 2007.

(3)
On August 3, 2006, Mr. Alesia received an award of 15,000 shares of restricted stock, vesting in equal installments on each of August 2, 2007, August 2, 2008, August 2, 2009, August 2, 2010 and August 2, 2011. The value reflected is based upon the closing price of the common stock of $17.04 on August 2, 2007.

Pension Benefits at Fiscal 2007 Year-End

        The following table provides an estimate of the present value of the stream of payments to which our named executive officers would have been entitled as of September 30, 2007 under our Supplemental Executive Retirement Plan.

Name	Plan Name	Number Of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Harvey R. Blau Chairman and Chief Executive Officer	Supplemental Executive Retirement Plan	30	21,170,000	—
Patrick L. Alesia Vice President, Chief Financial Officer, Treasurer and Secretary	Supplement Executive Retirement Plan	30	1,805,000	—

(1)
Consists of the number of years of service credited to the executive officers as of September 30, 2007 for the purpose of determining benefit service under the applicable pension plan. Constitutes the maximum number of years of service that may be credited under the SERP, which each of Messrs. Blau and Alesia have attained.

(2)
The present value of accumulated benefits as of September 30, 2007 was calculated using a 6.30% discount rate and the 1996 U.S. Annuity 2000 Male Mortality table as required under the SERP.

Non-Qualified Deferred Compensation

        The following table sets forth information with respect to the non-qualified deferred compensation arrangements with our named executive officers.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Harvey R. Blau Chairman and Chief Executive Officer	—	—	—	—	4,152,500(1)

(1)
Represents the value of 275,000 deferred shares of common stock acquired in lieu of cash bonus compensation from fiscal 1998 through fiscal 2002 pursuant to our Senior Management Incentive Compensation Plan based upon the closing price of the common stock of $15.10 on September 28, 2007, the last trading day of our 2007 fiscal year.

Potential Payments Upon Termination or Change in Control

        As described above under the section entitled "Compensation Discussion and Analysis—Employment Agreements", we have entered into an employment agreement with Harvey R. Blau, our Chairman and Chief Executive Officer, and a severance agreement with Patrick L. Alesia, our Vice President, Chief Financial Officer, Treasurer and Secretary. These agreements provide for certain post-employment severance benefits in the event of employment termination under certain circumstances.

        The following table provides estimates of the potential severance and other post-termination benefits that Mr. Blau and Mr. Alesia would be entitled to receive assuming their respective employment was terminated as of September 30, 2007 for the reason set forth in each of the columns.

Benefit	Termination Due to Disability or Death	Resignation for Good Reason Prior to a Change in Control	Termination by Company Without Cause Prior to a Change in Control	Resignation for Good Reason or Termination by Company Without Cause after a Change in Control
Harvey R. Blau
Salary(1)	$2,009,000	$2,009,000	$2,009,000	$2,009,000
Incentive Bonus(2)	—	9,295,000	9,295,000	9,295,000
Accelerated Option Vesting	—	—	—	—
Accelerated Restricted Stock Vesting(3)	—	—	604,000	604,000
Value of accelerated SERP Payment	—	—	—	—	(4)
Value of health benefits provided after termination(5)	125,000	125,000	125,000	125,000
Other Benefits provided post-termination(6)	—	220,000	220,000	220,000
Tax Gross-Up	—	—	—	—	(7)

Totals	$2,134,000	$11,649,000	$12,253,000	$12,253,000

Patrick L. Alesia
Salary(8)	—	—	—	$975,000
Bonus(9)	—	—	—	537,000
Accelerated Option Vesting	—	—	—	—
Accelerated Restricted Stock Vesting(3)	—	—	$181,000	181,000
Value of accelerated SERP Payment	—	—	—	—	(4)
Value of health benefits provided after termination(10)	—	—	—	25,000
Other Benefits provided post-termination	—	—	—	—
Tax Gross-Up	—	—	—	—	(11)

Totals	—	—	$181,000	$1,718,000

(1)
The lump sum value set forth herein is calculated based on the discounted value of his base salary that would otherwise be paid to Mr. Blau during the remaining term of his employment contract.

(2)
The lump sum value set forth herein is calculated based on the discounted value of the "average" bonus that would otherwise be paid to Mr. Blau during the remaining term of his employment contract. The "average" bonus is determined by averaging the three highest bonuses Mr. Blau received in the ten years prior to his termination.

(3)
Assumes full acceleration of any underlying unvested restricted stock and calculated based on a value of $15.10 per share, the closing value of the Company's common stock as of the end of the fiscal year.

(4)
Neither Mr. Blau nor Mr. Alesia would receive any increase in their current SERP benefits upon any termination of employment. However, solely for the purposes of section 280G of the Code, there would be a deemed increase in the value of the SERP upon a change in control of approximately $939,000 and $0 for Mr. Blau and Mr. Alesia, respectively, because the SERP was amended within one year of the assumed date of the change in control.

(5)
The value of such benefits are determined based on the estimated cost of providing health benefits to Mr. Blau and his spouse over their respective lifetimes.

(6)
Includes the cost of providing Mr. Blau with an automobile and country club membership over the remaining term of his employment contract.

(7)
Mr. Blau's benefits and payments upon a change in control are fully grossed-up for any excise tax payable under section 280G of the Code—under current assumptions no such excise tax would be payable.

(8)
The lump sum value set forth herein is calculated by multiplying Mr. Alesia's current salary by 2.50.

(9)
The lump sum value set forth herein is calculated by multiplying the average of the three highest bonuses Mr. Alesia received in the ten years prior to his termination by 2.50.

(10)
The value of such benefits are determined based on the estimated cost of providing health benefits to Mr. Alesia and his eligible dependents until the end of the calendar year following the second year after Mr. Alesia's termination of employment.

(11)
Mr. Alesia's benefits and payments upon a change in control are subject to cutback to eliminate any excise tax payable under section 280G of the Code.

Directors' Compensation

        The table below summarizes the compensation paid by the company to non-employee directors for the fiscal year ended September 30, 2007.

Fiscal 2007 Directors' Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	All Other Compensation ($)	Total ($)
Henry A. Alpert	54,000	10,000	—	—	64,000
Bertrand M. Bell	41,500	10,000	—	—	51,500
Blaine V. Fogg	35,500	10,000	—	—	45,500
Rear Admiral Robert G. Harrison	43,000	10,000	—	—	53,000
Rear Admiral Clarence A. Hill, Jr.	46,000	10,000	—	—	56,000
Ronald Kramer	34,000	10,000	—	—	44,000
General Donald J. Kutyna	35,500	10,000	—	—	45,500
Lieutenant General James W. Stansberry	40,000	10,000	—	—	50,000
Martin S. Sussman	55,500	10,000	—	—	65,500
William H. Waldorf	51,000	10,000	—	—	61,000
Joseph J. Whalen	52,500	10,000	—	—	62,500
Lester L. Wolff	32,500	10,000	—	—	42,500

(1)
Directors who are not our employees receive an annual fee of $25,000 and a fee of $1,500 for each Board of Directors meeting attended. Audit Committee members receive $2,500 for each committee meeting attended and members of each other committee receive $1,500 for each committee meeting attended. Our lead independent director receives an additional $7,500 per annum commencing with our 2008 fiscal year. The fees paid to our non-employee directors were established by the Board after consultation with a compensation consultant.

(2)
Under our Outside Director Stock Award Plan, each non-employee director receives, at the time of the Annual Meeting of Stockholders each year, shares of our common stock having a market value of $10,000, which shares vest over a period of three years in equal annual installments subject to full vesting upon retirement. The aggregate amount of stock awarded to each non-employee director outstanding as of September 30, 2007 was as follows: Mr. Alpert—796; Mr. Bell—796; Mr. Fogg—668; Rear Admiral Harrison—796; Rear Admiral Hill—796; Mr. Kramer—796; General Kutyna—668; Lieutenant General Stansberry—796; Mr. Sussman—796; Mr. Waldorf—796; Mr. Whalen—796; Mr. Wolff—796.

AUDIT COMMITTEE REPORT

        As required by its written charter, which sets forth its responsibilities and duties, the Audit Committee reviewed and discussed our audited financial statements as of and for the year ended September 30, 2007 with management.

        The Audit Committee reviewed and discussed with representatives of Grant Thornton LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380), as amended. The Audit Committee has also received and reviewed the written disclosures and the letter from Grant Thornton LLP required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended by the Independence Standards Board, and has discussed with Grant Thornton LLP their independence.

        Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in our Annual Report on Form 10-K for the year ended September 30, 2007 for filing with the Securities and Exchange Commission.

        The Audit Committee has also reviewed and discussed the fees paid to Grant Thornton LLP during the last fiscal year for audit and non-audit services, which are set forth below under "Audit and Related Fees" and has considered whether the provision of the non-audit services is compatible with maintaining Grant Thornton LLP's independence and concluded that it is.

The Audit Committee
William H. Waldorf (Chairman) Henry A. Alpert Martin S. Sussman Joseph J. Whalen

PROPOSAL 2 — AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

        Article Twelfth of our certificate of incorporation currently requires the affirmative vote of at least 66 2/3% of the holders of the voting power of all shares entitled to vote to approve the merger or consolidation of our company with, or the sale of all or substantially all of our assets to, any shareholder owning or controlling directly or indirectly five (5%) percent or more of our company (with certain exceptions). This proposal would lower this "supermajority" vote requirement of Article Twelfth to a majority vote.

        On August 3, 2007, on the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors unanimously adopted resolutions approving, declaring advisable and recommending to shareholders for approval an amendment to Article Twelfth of our company's certificate of incorporation lowering the "supermajority" vote requirement of Article Twelfth to a majority vote in each instance where shareholder vote is required (with certain exceptions). In deliberating this proposal, our board recognized that the supermajority voting provision of Article Twelfth is intended to protect our shareholders against certain strategic business transactions with our company and its larger shareholders who may be in the position to influence our board of directors. Our board of directors, however, does not want to prevent the occurrence of a potential strategic transaction that could be in the best interest of all of our shareholders. Our board of directors believes that this amendment would enhance shareholder rights by making it possible for a simple majority of shareholders to act to consider a proposed merger, consolidation, sale of assets or other similar transaction by our company with an interested shareholder as described above.

        If shareholders approve the amendment, Article Twelfth of our certificate of incorporation would be amended by being replaced in its entirety with the following:

    "TWELFTH:    In the event that it is proposed that the corporation enter into a Business Combination with any Interested Person or any of its Affiliates, such Business Combination shall require for approval both the affirmative vote of a majority of the voting shares of the corporation issued and outstanding, and the affirmative vote of a majority of the voting shares of the corporation issued and outstanding, beneficially owned by shareholders other than the Interested Person and its Affiliates. The affirmative vote of a majority of the voting shares of the corporation issued and outstanding beneficially owned by shareholders other than the Interested Person and its Affiliates shall not be required if: (i) such Business Combination was approved by resolutions of the Board of Directors of this corporation prior to the acquisition of the ownership or control of five percent (5%) of the outstanding shares of this corporation by such Interested Person, (ii) such Business Combination is between this corporation and another corporation, fifty percent (50%) or more of the total voting power of which is owned by this corporation or (iii) under the terms of the proposed Business Combination, all shareholders of the corporation other than the Interested Person and its Affiliates are entitled to receive cash consideration in full payment for all of the shares of the corporation which they own. For purposes or this Article:

          (a)   "Affiliate" shall be any person (including a corporation, partnership, trust, estate or individual) who directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified;

          (b)   "Business Combination" means any (i) any merger or consolidation of this corporation with or into any other corporation; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the property and assets of the corporation; (iii) the adoption of any plan or proposal of liquidation or dissolution of the corporation; or (iv) any reclassification of the corporation's securities (including any stock split);

          (c)   "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a person, whether through the ownership of voting securities, by contract or otherwise;

          (d)   "Interested Person" means any Person that together with its Affiliates owns or controls directly or indirectly five percent (5%) or more of the outstanding voting power of the capital stock of this corporation; and

          (e)   "Person" includes a natural person, corporation, partnership, association, joint stock company, trust, unincorporated association or other entity."

        This proposal will be approved if not less than sixty-six and two-thirds percent (66 2/3%) of the total voting power of all outstanding shares of capital stock of the corporation vote in favor of this proposal.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO ARTICLE TWELFTH OF OUR CERTIFICATE OF INCORPORATION TO REDUCE THE SHAREHOLDER SUPERMAJORITY VOTE REQUIREMENT OF ARTICLE TWELFTH TO A MAJORITY VOTE.

PROPOSAL 3 — AMENDMENT TO THE 2006 EQUITY INCENTIVE PLAN

Introduction

        At the meeting, you will be asked to approve an amendment to the Griffon Corporation 2006 Equity Incentive Plan (the "Incentive Plan") to increase the shares available for issuance under the Incentive Plan by 150,000 shares (if issued solely as restricted stock or awards other than stock options) or 300,000 shares (if awarded solely as stock options).

        The Incentive Plan was originally approved by our Board of Directors in December 2005 and by our Stockholders in February 2006. The general purpose of the Incentive Plan is to attract and retain selected employees, directors and consultants and provide them with incentives and rewards for superior performance.

        As of December 3, 2007, the Plan had 506,720 shares remaining available for grant as restricted stock or awards other than stock options or 1,013,440 shares remaining available if issued solely as options. In order to attract and retain the quantity and quality of employees, directors and consultants that are critical to our future success, the Board believes that the number of shares available for grant under the Incentive Plan needs to be increased.

        In December 2007, our Board of Directors approved, subject to and effective upon, stockholder approval, an amendment to the Incentive Plan. The amendment proposes to increase the shares of our common stock available under the Incentive Plan by 150,000 shares (if issued solely as restricted stock or awards other than stock options) or 300,000 shares (if awarded solely as stock options).

        The following is a summary of the principal features of the Incentive Plan, prior to the proposed amendment, which summary is qualified in its entirety by reference to the terms and conditions of the Incentive Plan. A copy of the Incentive Plan, as proposed to be amended, is attached hereto as Appendix A.

        General.    The Incentive Plan authorizes the grant of Performance Shares, Performance Units, Options, Stock Appreciation Rights, Restricted Shares and Deferred Shares (collectively called "Awards"). Options granted under the Incentive Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options, as determined by the Compensation Committee (the "Committee").

        Number of Shares Authorized.    The number of shares of our common stock initially available for award under the Incentive Plan was 1,700,000 shares (600,000 of which may be issued as incentive stock options). The Incentive Plan provides that the number of shares available for issuance is reduced by a factor of two to one for each share issued pursuant to an Award other than an Option. Accordingly, if the Compensation Committee grants all Awards under the Incentive Plan in the form of Restricted or Deferred Shares, for example, the maximum number of shares that may be issued is 850,000. The last sales price of our common stock as reported on the New York Stock Exchange for December 3, 2007 was $13.00 per share.

        If any Award is forfeited, or if any Option terminates, expires or lapses without being exercised, shares of our common stock subject to such Award will again be available for future grant. In addition, any shares under the Incentive Plan that are used to satisfy award obligations under the plan of another entity that is acquired by our company will not count against the remaining number of shares available. Finally, if there is any change in our corporate capitalization, the Committee may cancel and make substitutions of Awards or may adjust the number of shares available for award under the Incentive Plan, the number and kind of shares covered by Awards then outstanding under the Incentive Plan and the exercise price of outstanding Options and Stock Appreciation Rights.

        Administration.    The Committee will administer the Incentive Plan. Subject to the other provisions of the Incentive Plan, the Committee has the authority to:

  •
  interpret the Incentive Plan;

  •
  establish and amend rules and regulations relating to the Incentive Plan;

  •
  select the participants and determine the type of Awards to be made to participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of Awards; and

  •
  make all other determinations it deems necessary or advisable for the administration of the Incentive Plan.

        The Committee may also delegate to one or more officers of our company the authority to grant Awards to participants who are not subject to Section 16 of the Exchange Act or Section 162(m) of the Code.

        Eligibility.    The Incentive Plan provides that Awards may be granted to employees, non-employee directors and consultants of our company or its subsidiaries. Incentive stock options may be granted only to employees. The maximum number of shares that may be awarded to a participant in any fiscal year shall not in the aggregate exceed 500,000 with respect to Option Awards or 250,000 with respect to any Award other than an Option.

        Each Award granted under the Incentive Plan will be evidenced by a written award agreement between the participant and our company, which will describe the Award and state the terms and conditions to which the Award is subject. The principal terms and conditions of each particular type of Award are described below.

  Performance Awards

        Awards of Performance Shares and Performance Units may be made under the Incentive Plan. A Performance Share is a book-entry unit with a value equal to one share of common stock. A Performance Unit is a book-entry unit with a value equal to $1.00. A grant of Performance Shares or Performance Units will vest and become payable to the participant upon the achievement during a specified performance period of performance objectives established by the Committee. Except in the case of Qualified Performance-Based Awards, the Committee may modify performance objectives in whole or in part, during the performance period, as it deems appropriate and equitable.

        Performance objectives may be established on a company-wide basis; with respect to one or more subsidiaries, business units, divisions, department or functions; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Performance objectives, the number of units to which they pertain and the time and manner of payment of the Award, shall be specified in the Award agreement. Payment of Performance Shares and Performance Units will be made in shares of common stock.

        In the case of Qualified Performance-Based Awards, the applicable performance objectives are limited to one or more of the following:

  •
  specified levels of or increases in our company's, a division's, or a subsidiary's return on capital, equity or assets;

  •
  earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes ("EBIT") and earnings before interest, taxes, depreciation and amortization ("EBITDA");

  •
  net economic profit (which is operating earnings minus a charge to capital);

  •
  net income;

  •
  operating income;

  •
  sales;

  •
  sales growth;

  •
  gross margin;

  •
  direct margin;

  •
  share price (including but not limited to growth measures and total stockholder return);

  •
  operating profit;

  •
  per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital);

  •
  inventory turns;

  •
  financial return ratios;

  •
  market share;

  •
  balance sheet measurements such as receivable turnover;

  •
  improvement in or attainment of expense levels;

  •
  improvement in or attainment of working capital levels;

  •
  debt reduction;

  •
  strategic innovations;

  •
  customer or employee satisfaction; and

  •
  individual objectives.

        The Committee may also condition the grant and vesting or exercise of Options, Stock Appreciation Rights, Restricted Shares and Deferred Shares on the achievement of performance objectives as described above.

  Options

        An Option is the right to purchase shares of common stock for a specified period of time at a fixed price (the "exercise price"). Each Option agreement will specify the exercise price, the type of Option, the term of the Option, the date when the Option will become exercisable and any applicable performance goals.

        Exercise Price.    The Committee will determine the exercise price of an Option at the time the Option is granted. The exercise price under an incentive stock option or nonqualified stock option will not be less than 100% of the fair market value of common stock on the date the Option is granted. However, any optionee who owns more than 10% of the combined voting power of all classes of our company's outstanding common stock (a "10% Stockholder") will not be eligible for the grant of an incentive stock option unless the exercise price of the incentive stock option is at least 110% of the fair market value of the common stock on the date of grant.

        Consideration.    The means of payment for shares issued upon exercise of an Option will be specified in each Option agreement and generally may be made by cash or check, or subject to approval by the Committee, by certain other shares of common stock owned by the optionee for at least six months (including Restricted Shares), or by deferred payment through a broker or bank from the proceeds of the sale of the shares purchased through the exercise of the Option, or by any combination of the foregoing methods. If an Option is exercised with Restricted Shares that have not yet vested, the shares received upon exercise of the Option will, unless otherwise determined by the Committee, be subject to the same restrictions as the Restricted Shares.

        Term of the Option.    The term of an Option granted under the Incentive Plan will be no longer than ten years from the date of grant. In the case of an Option granted to a 10% Stockholder, the term of an incentive stock option will be for no more than five years from the date of grant.

  Stock Appreciation Rights

        A stock appreciation right ("SAR") entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of shares of common stock from the date of the grant of the SAR and the date of exercise payable in shares of common stock. Any grant may specify a waiting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable, and may specify that the SAR may be exercised only in the event of a change of control of our company or similar event. No SAR may be exercised more than ten years from the grant date. The Committee may provide that an SAR is deemed to be exercised at the close of business on the date the SAR expires if such an exercise would result in a payment to the SAR holder.

  Restricted and Deferred Shares

        An Award of Restricted Shares is a grant to the recipient of a specified number of shares of common stock which are subject to forfeiture upon specified events during the restriction period. Each grant of Restricted Shares will specify the length of the restriction period and will include restrictions on transfer to third parties during the restriction period.

        An Award of Deferred Shares is an agreement by our company to deliver to the recipient a specified number of shares of common stock at the end of a specified deferral period, subject to the fulfillment of conditions specified by the Committee.

  General Provisions

        Vesting.    Each grant of Performance Shares and Performance Units will specify the performance objectives that must be achieved in order for payment to be made. Each grant of Options or SARs shall specify the length of service and/or any applicable performance goals that must be achieved before it becomes exercisable. Each grant of Restricted Shares shall specify the duration of the restriction period and any other conditions that under which the Restricted Shares would be forfeitable to our company, including any applicable performance goals. Each grant of Deferred Shares shall specify the deferral period and any other conditions to which future delivery of shares to the recipient is subject, including any applicable performance goals. Each grant may provide for the early exercise of rights or termination of a restriction or deferral period in the event of a Change in Control or similar transaction or event.

        Dividends/Ownership Rights.    Unless otherwise provided by the Committee, an Award of Restricted Shares entitles the participant to dividend, voting and other ownership rights during the restriction period. An Award of Deferred Shares does not entitle the participant to any transfer, voting or any other ownership rights with respect to the Deferred Shares.

        Nontransferability of Awards.    In general, during a participant's lifetime, his or her Awards shall be exercisable only by the participant and shall not be transferable other than by will or laws of descent and distribution. However, the Committee may provide for limited lifetime transfers of Awards, other than incentive stock options, to certain family members. In addition, an Award grant may provide for additional transfer restrictions on vested shares received upon exercise delivery or payment of an Award, including restrictions relating to minimum share ownership requirements applicable to any participant.

        Termination of Employment or Consulting Services.    The Committee may take actions which it believes equitable under the circumstances or in the best interest of our company with respect to Awards that are not fully vested in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Committee, other termination or a leave of absence that is approved by the Committee, or in the event of hardship or other special circumstances that are approved by the Committee. Unless otherwise determined by the Committee, a participant who is terminated for "Cause" (as defined in an applicable employment/consulting or severance agreement or Award agreement, or if no such agreement applies or contains such term, as determined by the Committee) shall forfeit all unexercised, unearned, and/or unpaid Awards, including vested Awards.

        Award Deferrals.    An Award Agreement may provide for the deferral of any Award or dividend until a time established by the Committee. Deferrals shall be accomplished by the delivery of a written, irrevocable election by the participant on a form provided by our company. Deferred Awards may also be credited with interest at rates determined by the Committee.

  Change in Control

        Unless otherwise determined by the Committee prior to the date of a Change in Control, in the event of a Change in Control, all Awards other than Options and SARS shall become non-forfeitable, and converted to shares of our common stock where applicable, and any unexercised Option or SAR shall become fully exercisable. Alternatively, the Committee may cancel and cash out outstanding Awards or arrange for the substitution of outstanding Awards with fully vested new awards of equal value. If a Change of Control occurs during one or more performance periods for which the Committee has not yet made a determination as to whether the applicable performance objectives were met, the performance period shall immediately terminate and it shall be assumed that the applicable performance objectives have been attained at a level of one hundred percent (100%). A participant shall be considered to have earned, and therefore be entitled to receive, payment of a prorated portion of the performance Awards that he or she would have received for the whole performance period, based on the portion of the performance period completed before the Change in Control.

        A "Change in Control" is defined in the Incentive Plan as:

  •
  an acquisition of more than twenty percent (20%) of the voting power of our company's securities, other than (a) an acquisition by or from our company, or any subsidiary of our company, or by an employee benefit plan maintained by our company or any subsidiary, (b) an acquisition by an individual who is a member of the Board as of the effective date of the Incentive Plan, (c) an acquisition by an underwriter in a firm commitment underwriting of securities to be issued by our company, or (d) an acquisition by any corporation or other entity if immediately following such acquisition, 65% or more of that company's equity and voting power are owned by the same individuals or entities who owned our company prior to the acquisition, in substantially the same proportions;

  •
  a sale or other disposition of all or substantially all of our company's assets;

  •
  approval of a reorganization, merger or consolidation of our company, other than such an event which would result in the voting power of our company's securities prior to the transaction continuing to represent 65% or more of the voting power of our company's or other surviving entity's securities immediately after the event;

  •
  approval of a plan of liquidation or dissolution of our company;

  •
  the individuals on the Board as of the effective date of the Incentive Plan or new directors whose directorship was approved by at least two-thirds of the directors still in office who were directors (or whose directorship was previously approved) on the effective date of the Incentive Plan cease to constitute a majority of the Board;

  •
  the sale or other disposition of our company and/or its subsidiaries, in one transaction or a series of related transactions within 18 consecutive months, of assets accounting for fifty percent (50%) or more of the consolidated revenues of our company and its subsidiaries, other than transactions in which substantially all the proceeds are used to continue conducting the business of our company and/or its subsidiaries; or

  •
  notwithstanding the above-listed events, in the case of a distribution under the Incentive Plan of "deferred compensation" subject to Section 409A of the Code, an event which constitutes a change in control under Section 409A of the Code.

        Effective Date, Amendments, and Termination of the Incentive Plan.    The amendment to the Incentive Plan will be effective upon its approval by our company's stockholders. The Board of Directors has the authority to amend or terminate the Incentive Plan at any time; provided, however, that stockholder approval is required for any amendment, which (i) increases the number of shares available for Awards under the Incentive Plan (other than to reflect a change in our company's capital structure), (ii) increases the maximum number of shares allowed for grants to any participant, (iii) changes the class of persons eligible to receive grants of Awards or the types of Awards available under the Incentive Plan, (iv) increases the benefits to participants under the Incentive Plan, or (v) as otherwise required by applicable law or under the rules of any applicable exchange. Further, no Award may be repriced, replaced, regranted through cancellation, or modified without stockholder approval. Finally, the Incentive Plan terminates automatically on February 2, 2016.

Certain Federal Income Tax Considerations

        The following discussion is a summary of certain federal income tax considerations that may be relevant to participants in the Incentive Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state or local income tax or other tax considerations that may be relevant to a participant.

        PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE INCENTIVE PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE STATE OR LOCAL INCOME TAX OR OTHER TAX CONSIDERATIONS.

Performance Units and Performance Shares

        A participant realizes no taxable income and our company is not entitled to a deduction when Performance Units or Performance Shares are awarded. When the Performance Units or Performance Shares vest and become payable upon the achievement of the performance objectives, the participant will realize ordinary income equal to the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, our company will be entitled to a corresponding deduction. A participant's tax basis in shares of common stock received upon payment will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant's hands.

Deferred Shares

        A participant realizes no taxable income and our company is not entitled to a deduction when Deferred Shares are awarded. When the deferral period for the award ends and the participant receives shares of common stock, the participant will realize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, our company will be entitled to a corresponding deduction. A participant's tax basis in shares of our common stock received at the end of a deferral period will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant's hands.

Restricted Shares

        Restricted Shares received pursuant to awards will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives such Restricted Shares does not make the election described below, the participant realizes no taxable income upon the receipt of Restricted Shares and our company is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the Restricted Shares lapse the participant will realize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, our company will be entitled to a corresponding deduction. A participant's tax basis in Restricted Shares will be equal to their fair market value when the forfeiture restrictions lapse, and the participant's holding period for the shares will begin when the forfeiture restrictions lapse. Upon sale of the shares, the participant will realize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant's hands.

        Participants receiving Restricted Shares may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the participant elects to realize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account), and our company will be entitled to a corresponding deduction at that time. By making a Section 83(b) election, the participant will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize gain or loss with respect to the shares when they are sold. The participant's tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant's holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to our company, the participant will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the participant upon the making of the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, each within 30 days after shares of restricted stock are received, and the participant must also attach a copy of his or her election to his or her federal income tax return for the year in which the shares are received.

        Generally, during the restriction period, dividends and distributions paid with respect to restricted stock will be treated as compensation income (not dividend income) received by the participant. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made will be treated as dividend income, assuming our company has adequate current or accumulated earnings and profits.

Nonqualified Options

        A participant realizes no taxable income and our company is not entitled to a deduction when a non-qualified option is granted. Upon exercise of a nonqualified option, a participant will realize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the non-qualified option, and, subject to Section 162(m) of the Code, our company will be entitled to a corresponding deduction. A participant's tax basis in the shares of common stock received upon exercise of a nonqualified option will be equal to the fair market value of such shares on the exercise date, and the participant's holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a non-qualified option, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant's tax basis in such shares.

        Under the Incentive Plan, non-qualified options may, at the option of the Committee, be exercised in whole or in part with shares of common stock or Restricted Shares held by the participant. Payment in common stock or Restricted Shares will be treated as a tax-free exchange of the shares surrendered for an equivalent number of shares of common stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. In the case of payment in Restricted Shares, however, the equivalent number of shares of common stock received shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the Restricted Shares surrendered. The fair market value of shares of common stock received in excess of the number of shares surrendered will be treated as ordinary income and such shares have a tax basis equal to their fair market value on the date of the exercise of the nonqualified option.

Incentive Stock Options

        A participant realizes no taxable income and our company is not entitled to a deduction when an incentive stock option is granted or exercised. Provided the participant meets the applicable holding period requirements for the shares received upon exercise of an incentive stock option (two years from the date of grant and one year from the date of exercise), gain or loss realized by a participant upon sale of the shares received upon exercise will be long-term capital gain or loss, and our company will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a "disqualifying disposition"), the participant will realize ordinary income at that time equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the incentive stock option. Any amount realized upon a disqualifying disposition in excess of the fair market value of the shares on the exercise date of the incentive stock option will be treated as capital gain and will be treated as long-term capital gain if the shares have been held for more than one year. If the sales price is less than the sum of the exercise price of the incentive stock option and the amount included in ordinary income due to the disqualifying disposition, this amount will be treated as a short-term or long-term capital loss, depending upon whether the shares have been held for more than one year. Notwithstanding the above, individuals who are subject to Alternative Minimum Tax may recognize ordinary income upon exercise of an incentive stock option.

        Under the Incentive Plan, incentive stock options may, at the option of the Committee, be exercised in whole or in part with shares of common stock or Restricted Shares held by the participant. Such an exercise will be treated as a tax-free exchange of the shares of common stock or Restricted Shares surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of common stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. In the case of payment in Restricted Shares, however, the equivalent number of shares of common stock received shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the Restricted Shares surrendered. Shares of common stock received in excess of the number of shares surrendered will have a tax basis of zero.

SARs

        A participant realizes no taxable income and our company is not entitled to a deduction when a SAR is granted. Upon exercising a SAR, a participant will realize ordinary income in an amount equal to the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, our company will be entitled to a corresponding deduction. A participant's tax basis in the shares of common stock received upon exercise of a SAR will be equal to the fair market value of such shares on the exercise date, and the participant's holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a SAR, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant's tax basis in such shares.

Section 162(m) Limitations

        Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers, unless the compensation is "performance-based compensation" and meets certain other requirements outlined in Code Section 162(m) and related regulations ("Qualified Performance-Based Awards"). If Awards to such persons are intended to qualify as Qualified Performance-Based Awards, the Incentive Plan requires that the maximum performance-based Award that may be granted to the recipient during any one performance period is 250,000 shares of common stock.

Withholding

        Our company is entitled to deduct from the payment of any Award all applicable income and employment taxes required by federal, state, local or foreign law to be withheld, or may require the participant to pay such withholding taxes to our company as a condition of receiving payment of the Award. The Committee may allow a participant to satisfy his or her withholding obligations by directing our company to retain the number of shares necessary to satisfy the withholding obligation, or by delivering shares held by the participant to our company in an amount necessary to satisfy the withholding obligation.

New Plan Benefits

        Because benefits under the Incentive Plan will depend on the actions of the Committee and the value of our company's common stock, it is not possible to determine the benefits that will be received if stockholders approve the proposed amendment to the Incentive Plan.

Equity Compensation Plan Information

        The following sets forth information relating to the company's equity compensation plans as of September 30, 2007:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (Column a)	Weighted average exercise price of outstanding options, warrants and rights (Column b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a)) (Column c)
Equity compensation plans approved by security holders(1)(2)	1,711,172	$12.57	43,015
Equity compensation plans not approved by security holders(3)	461,101	16.46	11,863

Total	2,172,273	13.40	54,878

(1)
Excludes amounts in connection with the Incentive Plan. The Incentive Plan authorizes the grant of performance shares, performance units, stock options, stock appreciation rights, restricted shares and deferred shares. The maximum number of shares of common stock available for award under the Incentive Plan is 1,700,000 and the number of shares available is reduced by a factor of two to one for awards other than stock options. As of September 30, 2007, options to purchase 48,500 shares and 325,030 shares of restricted stock have been awarded. If all of the remaining shares available under the Incentive Plan were awarded through stock options, approximately 1,013,000 shares would be issued or if all of the remaining shares were awarded as restricted stock approximately 507,000 shares would be issued. As of September 30, 2007, there were 2,458,773 options outstanding under all equity plans and agreements of the Company, including the Incentive Plan. Those outstanding options have a weighted average exercise price of $14.45 and a weighted average life of 5.5 years.

(2)
Excludes amounts in connection with the Outside Director Stock Award Plan. As of September 30, 2007, 126,396 shares of restricted stock have been awarded and 203,604 shares remain available for future awards.

(3)
The company's 1998 Employee and Director Stock Option Plan is the only option plan which was not approved by the company's stockholders. Eligible participants in the Employee and Director Plan include directors, officers and employees of, and consultants to, the company or any of its subsidiaries and affiliates. Under the terms of the Employee and Director Plan, the purchase price of the shares subject to each option granted will not be less than 100% of the fair market value at the date of grant. The terms of each option shall be determined at the time of grant by the Board of Directors or its Compensation Committee.

In 2005, the company granted its then Executive Vice President and Chief Financial Officer an option to purchase 250,000 shares of the company's common stock at an exercise price of $22.94 per share, the fair market value on the date of grant. The option had a seven-year term and became exercisable as to 50% of the shares after one year and as to 100% of the shares after two years. Mr. Edelstein may exercise the option through January 29, 2008, 60 days after the date of his retirement.

Vote Required and the Recommendation of the Board

        Our Board of Directors believes that it is in our best long-term interests to amend the Incentive Plan to have available an equity incentive compensation plan to attract, retain and motivate highly qualified and experienced employees, directors and consultants.

        The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote on the item will be required for approval.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT UNDER GRIFFON CORPORATION 2006 EQUITY INCENTIVE PLAN BY 300,000 SHARES.

PROPOSAL 4 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our audit committee has selected Grant Thornton LLP to serve as its independent registered public accounting firm for the fiscal year ending September 30, 2008. Grant Thornton LLP acted as our independent registered public accounting firm for the fiscal year ended September 30, 2007. A representative of Grant Thornton LLP plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

AUDIT AND RELATED FEES

Audit Fees

        We were billed by Grant Thornton LLP the aggregate amount of approximately $2,064,000 in respect of fiscal 2007 and $1,480,000 in respect of fiscal 2006 for fees for professional services rendered for the audit of our annual financial statements and internal controls in compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and review of our financial statements included in our Forms 10-Q and other SEC-related matters.

Audit-Related Fees

        We were billed by Grant Thornton LLP the aggregate amount of $157,000 in respect of fiscal 2007 and $13,000 in respect of fiscal 2006 for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements in connection with business acquisition and divestiture activities.

Tax Fees

        We were billed by Grant Thornton LLP the aggregate amount of approximately $106,000 in respect of fiscal 2007 and $31,000 in respect of fiscal 2006 for tax compliance, tax advice and tax planning.

All Other Fees

        We were not billed by Grant Thornton LLP for any other services in fiscal 2007 and 2006 not described in the preceding paragraphs.

        Our Audit Committee has determined that the services provided by Grant Thornton LLP are compatible with maintaining the independence of Grant Thornton LLP as our independent registered public accounting firm.

Pre-Approval Policy

        Our Audit Committee has adopted a statement of principles with respect to the pre-approval of services provided by the independent registered public accounting firm. In accordance with the statement of principles, the Audit Committee determined that all non-prohibited services to be provided by the independent registered public accounting firm are to be approved in advance pursuant to a proposal from such independent registered public accounting firm and a request by management for approval.

        The Audit Committee has elected to submit its selection of Grant Thornton LLP as our independent registered public accounting firm to the stockholders as a matter of good corporate governance. In the event the stockholders do not ratify such selection, the Audit Committee will evaluate what will be in the best interest of the company and its stockholders and will consider whether to select a new independent registered public accounting firm.

        This proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

FINANCIAL STATEMENTS

        A copy of our Annual Report to Stockholders for the fiscal year ended September 30, 2007 has been provided to all stockholders as of the Record Date. Stockholders are referred to the report for financial and other information about us, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

MISCELLANEOUS INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the New York Stock Exchange. These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and The New York Stock Exchange. Based solely upon our review of the copies of the forms we have received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2007.

Matters to be Considered at the Meeting

        The Board of Directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Cost of Solicitation

        The cost of soliciting proxies in the accompanying form, which we estimate to be $80,000, will be paid by us. In addition to solicitations by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and we may reimburse them for their expenses in so doing. To the extent necessary in order to assure sufficient representation, our officers and regular employees may request the return of proxies personally, by telephone or telegram. The extent to which this will be necessary depends entirely upon how promptly proxies are received, and stockholders are urged to send in their proxies without delay.

Deadline for Submission of Stockholder Proposals for the 2009 Annual Meeting

        Proposals of stockholders intended to be presented at the 2009 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than August 30, 2008 to be included in the proxy statement for that meeting.

        In addition, our by-laws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the company at our principal offices not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

        Pursuant to our by-laws, if notice of any stockholder proposal is received after November 8, 2008, then the notice will be considered untimely and we are not required to present such proposal at the 2009 Annual Meeting. If the Board of Directors chooses to present a proposal submitted after November 8, 2008 at the 2009 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2009 Annual Meeting may exercise discretionary voting power with respect to such proposal.

        We will provide without charge to any stockholder as of the record date copies of our Annual Report on Form 10-K, Corporate Governance Guidelines, Code of Business Ethics and Standards of Conduct and charters of any committee of the Board of Directors upon written request delivered to Patrick L. Alesia, Secretary, at our offices at 100 Jericho Quadrangle, Suite 224, Jericho, New York 11753. These materials may also be found on our website at www.griffoncorp.com.

By Order of the Board of Directors,
PATRICK L. ALESIA Secretary
Dated:	December 28, 2007 Jericho, New York

APPENDIX A

GRIFFON CORPORATION
2006 EQUITY INCENTIVE PLAN
AS AMENDED

        1.    Purpose.    The purpose of the Griffon Corporation 2006 Equity Incentive Plan (the "Plan") is to attract and retain employees, consultants and non-employee directors for Griffon Corporation and its subsidiaries and to provide such persons with incentives and rewards for superior performance.

        2.    Definitions.    As used in this Plan, the following terms shall be defined as set forth below:

          2.1.  "Award" means any Performance Shares, Performance Units, Options, Stock Appreciation Rights, Restricted Shares or Deferred Shares granted under the Plan.

          2.2.  "Award Agreement" means an agreement, certificate, resolution or other form of writing or other evidence approved by the Committee that sets forth the terms and conditions of an Award. An Award Agreement may be in an electronic medium, or may be limited to a notation on the Company's books or records, but shall be signed by a representative of the Company and the Participant unless otherwise approved by the Committee.

          2.3.  "Base Price" means the price used as the basis for determining the Spread upon the exercise of Stock Appreciation Right.

          2.4.  "Board" means the Board of Directors of the Company.

          2.5.  "Cause" means, (a) if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or any of its Subsidiaries, "Cause" shall have the same meaning as such term is defined therein; (b) if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement or if no definition of "Cause" is set forth in the applicable employment, consulting, severance or similar agreement, "Cause" shall have the same meaning as such term is defined in the applicable Award Agreement; and (c) if the applicable Participant is not a party to any effective employment, consulting, severance or similar agreement or no definition of "Cause" is set forth in the applicable employment, consulting, severance or similar agreement, and no definition of "Cause" is set forth in the applicable Award Agreement, the existence of "Cause" shall be determined in good faith by the Committee from time to time as circumstances dictate; provided that the Committee shall provide notice to the Participant of such determination and an opportunity for the Participant to cure such event (if the Committee determines such event is reasonably curable).

          2.6.  "Change in Control" means, after the effective date of the Plan:

            (i)    the acquisition, directly or indirectly, by a "person" (within the meaning of Section 13(d)(3) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 20% of the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (a) any acquisition by or from the Company or any Subsidiary, or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (b) any acquisition by an individual who as of the effective date of the Plan is a member of the Board, (c) any acquisition by any underwriter in any firm commitment underwriting of securities to be issued by the Company, or (d) any acquisition by any corporation (or other entity) if, immediately following such acquisition, 65% or more of the then outstanding shares of common stock (or other equity unit) of such corporation (or other entity) and the combined voting power of the then outstanding voting securities of such corporation (or other entity), are beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who, immediately prior to such acquisition, were the beneficial owners of the then outstanding Shares and the Voting Securities in substantially the same proportions, respectively, as their ownership immediately prior to the acquisition of the Stock and Voting Securities; or

            (ii)   the consummation of the sale or other disposition of all or substantially all of the assets of the Company, other than to a wholly-owned Subsidiary or to a holding company of which the Company is a direct or indirect wholly owned subsidiary prior to such transaction; or

            (iii)  the approval by stockholders of the Company of a reorganization, merger or consolidation of the Company, other than a reorganization, merger or consolidation, which would result in the Voting Securities outstanding immediately prior to the transaction continuing to represent (whether by remaining outstanding or by being converted to voting securities of the surviving entity) 65% or more of the Voting Securities or the voting power of the voting securities of such surviving entity outstanding immediately after such transaction; or

            (iv)  the approval by stockholders of the Company of a plan of complete liquidation or substantial dissolution of the Company; or

            (v)   the following individuals cease for any reason to constitute a majority of the Board: individuals who, as of the effective date of the Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved and recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the effective date of the Plan or whose appointment, election or nomination for election was previously so approved or recommended; or

            (vi)  the sale, transfer, assignment, distribution or other disposition by the Company and/or one of its Subsidiaries, in one transaction, or in a series of related transactions within any period of 18 consecutive calendar months (including, without limitation, by means of the sale, transfer, assignment, distribution or other disposition of the capital stock of any Subsidiary or Subsidiaries), of assets which account for an aggregate of 50% or more of the consolidated revenues of the Company and its Subsidiaries, as determined in accordance with U.S. generally accepted accounting principles, for the fiscal year most recently ended prior to the date of such transaction (or, in the case of a series of transactions as described above, the first such transaction); provided, however, that no such transaction shall be taken into account if substantially all the proceeds thereof (whether in cash or in kind) are used after such transaction in the ongoing conduct by the Company and/or its Subsidiaries of the business conducted by the Company and/or its Subsidiaries prior to such transaction; or

            (vii) notwithstanding Sections 2.6(i) through 2.6(vi) above, in the case of a distribution under the Plan of an amount which is subject to section 409A of the Code, an event which constitutes a "change in control event" as defined under Section 409A of the Code.

          2.7.  "Code" means the Internal Revenue Code of 1986, as amended from time to time and the regulations and other guidance issued thereunder.

          2.8.  "Committee" means the Compensation Committee of the Board. The Committee shall have at least two members, each of whom shall be a "non-employee director" as defined in Rule 16b-3 under the Exchange Act and an "outside director" as defined in Section 162(m) of the Code and the regulations thereunder, and, if applicable meet the independence requirements of the applicable stock exchange, quotation system or other self-regulatory organization on which the Shares are traded.

          2.9.  "Company" means Griffon Corporation., a Delaware corporation, or any successor corporation.

          2.10.     "Consultant" means an individual (other than an Employee or a Non-employee Director) who renders services to the Company or a Subsidiary, including an independent contractor or an advisor.

          2.11.     "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 9.

          2.12.     "Deferred Shares" means an Award pursuant to Section 9 of the right to receive Shares at the end of a specified Deferral Period.

          2.13.     "Employee" means any person, including an officer, employed by the Company or a Subsidiary.

          2.14.     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          2.15.     "Fair Market Value" means, on any given date, unless otherwise determined by the Committee, the closing sale prices reported as having occurred on the New York Stock Exchange (or other principal exchange or market on which the Shares are traded or listed) on such date, or, if no sale was made on such date on such principal exchange or market, on the last preceding day on which the Shares were traded or listed.

          2.16.     "Grant Date" means the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

          2.17.     "Incentive Stock Option" means any Option which meets the requirements of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

          2.18.     "Nonemployee Director" means a member of the Board who is not an Employee.

          2.19.     "Nonqualified Stock Option" means an Option that is not intended to qualify as an Incentive Stock Option, and designated as a Nonqualified Stock Option by the Committee.

          2.20.     "Option" means any option to purchase Shares granted under Section 6.

          2.21.     "Optionee" means the person so designated in an agreement evidencing an outstanding Option.

          2.22.     "Option Price" means the purchase price payable upon the exercise of an Option.

          2.23.     "Participant" means an Employee, Nonemployee Director or Consultant who is selected by the Committee to receive Awards, provided that only Employees may receive grants of Incentive Stock Options.

          2.24.     "Performance Objectives" means the performance objectives established in the sole discretion of the Committee for Participants who are eligible to receive Awards under the Plan. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Any Performance Objectives applicable to a Qualified Performance-Based Award shall be limited to: specified levels of or increases in the Company's, a division's or a Subsidiary's return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes and earnings before interest, taxes, depreciation and amortization; net economic profit (which is operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; Share price (including but not limited to growth measures and total stockholder return); operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation; customer or employee satisfaction; individual objectives; and any combination of the foregoing. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

          2.25.     "Performance Period" means a period of time established under Section 5 within which the Performance Objectives relating to Awards are to be achieved.

          2.26.     "Performance Share" means a bookkeeping entry that records the equivalent of one Share awarded pursuant to Section 5.

          2.27.     "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 5.

          2.28.     "Qualified Performance-Based Award" means an Award or portion of an Award that is intended to satisfy the requirements for "qualified performance-based compensation" under Code Section 162(m). The Committee shall designate any Qualified Performance-Based Award as such at the time of grant.

          2.29.     "Restricted Shares" mean Shares granted under Section 8 subject to a substantial risk of forfeiture.

          2.30.     "Shares" means shares of the Common Stock of the Company, $.25 par value, or any security into which Shares may be converted by reason of any transaction or event of the type referred to in Section 14.

          2.31.     "Spread" means, in the case of a Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right.

          2.32.     "Stock Appreciation Right" means a right granted under Section 7.

          2.33.     "Subsidiary" means a corporation or other entity in which the Company owns or controls directly or indirectly at least 50 percent of the total combined voting power represented by all classes of stock issued by such corporation, or in the case of a noncorporate entity, at least 50% of the profits or capital interest in such entity, at the time of such grant.

        3.    Shares Available Under the Plan.

          3.1.    Reserved Shares.    Subject to adjustment as provided in Section 14, the maximum number of Shares that may be (a) issued upon the exercise of Options or Stock Appreciation Rights, (b) issued as Restricted Shares and released from substantial risk of forfeiture, or (c) issued in payment of Deferred Shares or Performance Shares, shall not in the aggregate exceed 2,000,000 Shares. Such Shares may be Shares of original issuance, Shares held in Treasury, or Shares that have been reacquired by the Company. In addition:

            (i)    To the extent any Shares covered by an Award are not issued to a Participant (or, if applicable, his heir, legatee or permitted transferee) because the Award is forfeited or canceled, such Shares shall not be deemed to have been issued for purposes of determining the maximum number of Shares available for issuance under the Plan.

            (ii)   Shares issued under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of Shares available for issuance under the Plan, to the extent that such settlement, assumption or substitution is a result of the Company acquiring another entity (or an interest in another entity).

          3.2.    Reduction Ratio.    For purposes of Section 3.1, each Share issued pursuant to an Award other than an Option shall reduce the number of Shares available for issuance under the Plan by two

  Shares. For example, if all Awards under the Plan are in the form of Restricted Shares, 1,000,000 Shares are available for issuance, subject to adjustment as provided in Section 14.

          3.3.    ISO Maximum.    In no event shall the number of Shares issued upon the exercise of Incentive Stock Options exceed 600,000 Shares, subject to adjustment as provided in Section 14.

          3.4.    Maximum Annual Award.    No Participant my receive Awards (including performance-based Awards) representing more than 500,000 Shares underlying Option grants (or 250,000 Shares underlying any Award, except for Options) in any one fiscal year, subject to adjustment as provided in Section 14. The maximum Qualified Performance-Based Award that may be granted to a Participant in any one Performance Period is 250,000 Shares (subject to adjustment as provided in Section 14).

        4.    Plan Administration.

          4.1.    Committee Administration.    This Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provision of this Plan or of any Award Agreement and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable to any person for any such action taken or determination, other than one made in bad faith.

          4.2.    Committee Powers.    The Committee shall have full authority to interpret the Plan; to establish and amend rules and regulations relating to the Plan; to select the Participants and determine the type of Awards to be made to Participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of Awards; and to make all other determinations as are necessary or advisable for the administration of the Plan.

          4.3.    Committee Delegation.    The Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act or Section 162(m) of the Code and the rules and regulations thereunder, provided that the Committee shall have fixed the total number of Shares subject to such grants. Any such delegation shall be subject to the limitations of Section 157(c) of the Delaware General Corporation Law. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

        5.    Performance Shares and Performance Units.    The Committee may authorize grants of Performance Shares and Performance Units, which shall vest and become payable to the Participant upon the achievement of specified Performance Objectives during a specified Performance Period, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          5.1.    Terms and Conditions of Performance Share/Performance Unit Awards.    Each grant shall specify the number of Performance Shares or Performance Units to which it pertains. The Performance Period with respect to each Performance Share or Performance Unit shall commence on the Grant Date and may be subject to earlier termination in the event of a Change in Control or other similar transaction or event. Each grant shall specify the Performance Objectives that are to be achieved by the Participant. Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

          5.2.    Payment of Performance Shares and Units.    Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and shall be paid by the Company in Shares.

          5.3.    Maximum Payment.    Subject to Section 3.4 of the Plan, any grant of Performance Shares may specify that the Shares payable with respect thereto may not exceed a maximum specified by the Committee on the Grant Date. Any grant of Performance Units may specify the number of Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Grant Date.

          5.4.    Adjustment of Performance Objectives.    The Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

          5.5.    Qualified Performance-Based Awards.    In the case of a Qualified Performance-Based Award the following provisions shall apply in addition to, and where necessary, in lieu of other provisions of the Plan, including the provisions of Sections 5.1 through 5.4:

            (i)    Only Employees who are "Covered Employees" within the meaning of Section 162(m) of the Code shall be eligible to receive Qualified Performance-Based Awards. The Committee shall designate in its sole discretion which Covered Employees will be Participants for a Performance Period within the earlier of the (a) first 90 days of a Performance Period and (b) the lapse of 25% of the Performance Period.

            (ii)   The Committee shall establish in writing within the earlier of the (a) first 90 days of a Performance Period and (b) the lapse of 25% of the Performance Period, and in any event, while the outcome is substantially uncertain, (x) Performance Objectives for the Performance Period, and (y) in respect of such Performance Objectives, a minimum acceptable level of achievement below which no Award will be made, and an objective formula or other method for determining the Award to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

            (iii)  Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Objectives for the Performance Period have been achieved and, if so, to also calculate and certify in writing the amount of the Qualified Performance-Based Awards earned for the period based upon the Performance Objectives and the related formulas or methods as determined pursuant to Section 5.5(ii). The Committee shall then determine the actual number of Shares issuable under each Participant's Award for the Performance Period, and, in doing so, may reduce or eliminate, unless otherwise and/or to the extent provided in the Award Agreement, the amount of the Award. In no event shall the Committee have the authority to increase Award amounts to any Covered Employee.

            (iv)  Subject to Section 20.2, Awards granted for a Performance Period shall be made to Participants within a reasonable time after completion of the certification described in Section 5.5(iii).

          5.6.    Other Awards.    Any grant of an Award under Sections 6, 7, 8 or 9, and/or the vesting or exercise thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of this Section 5 regarding Performance Shares and Performance Units.

        6.    Options.    The Committee may from time to time authorize grants of Options to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          6.1.    Number of Shares.    Each grant shall specify the number of Shares to which it pertains.

          6.2.    Option Price.    Each grant shall specify an Option Price per Share, which shall be equal to or greater than the Fair Market Value per Share on the Grant Date; provided that in the case of any Incentive Stock Option granted to a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, the Option Price shall not be less than 110% of the Fair Market Value of a Share on the date of grant.

          6.3.    Consideration.    Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent, in each such case as is acceptable to the Company, (ii) subject to approval by the Committee, nonforfeitable, unrestricted Shares owned by the Optionee, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 6.4, on such basis as the Committee may determine in accordance with this Plan, or (iv) any combination of the foregoing.

          6.4.    Payment of Option Price in Restricted Shares.    On or after the Grant Date of any Option other than an Incentive Stock Option, the Committee may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 6.4, the Shares received by the Optionee upon the exercise of the Options shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee, provided that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Shares received by the Optionee as applied to the forfeitable or restricted Shares surrendered by the Optionee.

          6.5.    Broker Assisted Exercise.    To the extent such program is permitted by the Company and permitted by applicable law, rule or regulations, the Option Price may be satisfied from the proceeds of a sale through a bank or broker on the date of exercise of some or all of the Shares to which the exercise relates pursuant to a broker assisted exercise program provided by such bank or broker.

          6.6.    Exercise Period.    No Option granted may be exercised more than ten years after the Grant Date; provided that in the case of any Incentive Stock Option granted to a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, such Option shall be exercised within five years after the Grant Date.

          6.7.    Disqualifying Dispositions of ISOs.    Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition (as defined in Section 421(b) of the Code) of any Shares acquired pursuant to the exercise of such Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

        7.    Stock Appreciation Rights.    The Committee may also authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right is the right of the Participant to receive from the Company an amount, which, shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          7.1.    Payment in Shares.    Any amount payable upon the exercise of a Stock Appreciation Right shall be paid by the Company in Shares. Any grant may specify that the Shares payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum specified by the Committee on the Grant Date.

          7.2.    Exercise Period.    Any grant may specify (a) a waiting period or periods before Stock Appreciation Rights shall become exercisable and (b) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable; provided that no Stock Appreciation Right granted may be exercised more than ten years after the Grant Date. A grant may specify that a Stock Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event.

          7.3.    Base Price.    Each grant shall specify in respect of each Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value on the Grant Date.

          7.4.    Deemed Exercise.    The Committee may provide that a Stock Appreciation Right shall be deemed to be exercised at the close of business on the scheduled expiration date of such Stock Appreciation Right if at such time the Stock Appreciation Right by its terms remains exercisable and, if so exercised, would result in a payment of Shares to the holder of such Stock Appreciation Right.

        8.    Restricted Shares.    The Committee may also authorize grants to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          8.1.    Transfer of Shares.    Each grant shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 10. Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

          8.2.    Dividends.    Any grant may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be reinvested in additional Shares or held in cash, which additional Shares or cash, as the case may be, may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

        9.    Deferred Shares.    The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          9.1.    Deferred Transfer of Shares.    Each grant shall constitute the agreement by the Company to issue or transfer Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

          9.2.    Consideration.    Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

        10.    Vesting.

          10.1.    In General.    Each grant of Options and Stock Appreciation Rights shall specify the period of continuous employment by the Company or any Subsidiary, or service to the Company or any Subsidiary (and in the case of a Nonemployee Director, service on the Board), of the Participant that is necessary before such Options or Stock Appreciation Rights, or installments thereof, shall become exercisable. Each grant of Restricted Shares shall specify the period during which such Restricted Shares shall be subject to a "substantial risk of forfeiture" within the meaning of Code Section 83, and each grant of Deferred Shares shall specify the Deferral Period to which such Deferred Shares shall be subject. Each grant of such Award may provide for the earlier exercise of rights, termination of a risk of forfeiture or termination of a Deferral Period in the event of a Change in Control or similar transaction or event.

          10.2.    Restrictions on Transfer of Restricted Shares.    Each grant of Restricted Shares shall provide that, during the period for which a substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Grant Date. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

        11.    Dividends and Other Ownership Rights.

          11.1.    Restricted Shares.    Unless otherwise determined by the Committee, an Award of Restricted Shares shall entitle the Participant to dividend, voting and other ownership rights during the period for which a substantial risk of forfeiture is to continue.

          11.2.    Deferred Shares.    Unless otherwise determined by the Committee, during the Deferral Period, the Participant shall not have any right to transfer any rights under an Award of Deferred Shares, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such Shares.

        12.    Transferability.

          12.1.    Transfer Restrictions.    Except as provided in Section 12.2, no Award granted shall be transferable by a Participant other than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law. Any attempt to transfer an Award in violation of this Plan shall render such Award null and void.

          12.2.    Limited Transfer Rights.    The Committee may expressly provide in an Award Agreement (or an amendment to an Award Agreement) that a Participant may transfer such Award (other than an Incentive Stock Option), in whole or in part, to a spouse or lineal descendant (a "Family Member"), a trust for the exclusive benefit of Family Members, a partnership or other entity in which all the beneficial owners are Family Members, or any other entity affiliated with the Participant that may be approved by the Committee. Subsequent transfers of Awards shall be prohibited except in accordance with this Section 12.2. All terms and conditions of the Award, including without limitation provisions relating to termination of the Participant's employment or service with the Company or a Subsidiary, shall continue to apply following a transfer made in accordance with this Section 12.2. In order for a transfer to be effective, a Participant must agree in writing prior to the transfer on a form provided by the Company to pay any and all payroll and withholding taxes due upon exercise of the transferred Option. In addition, prior to the exercise of a transferred Option by a transferee, arrangements must be made by the Participant with the Company for the payment of all payroll and withholding taxes. Finally, the Company shall be under no obligation to provide a transferee with any notice regarding the transferred Awards held by the transferee upon forfeiture or any other circumstance.

          12.3.    Restrictions on Transfer.    Any Award granted may provide that all or any part of the Shares that are (a) to be issued or transferred by the Company upon the exercise of Options or Stock Appreciation Rights, upon termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or (b) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 10, shall be subject to further restrictions upon transfer, including restrictions relating to any minimum Share ownership requirements imposed by the Company with respect to a Participant.

        13.    Award Agreement.    Each grant under the Plan shall be evidenced by an Award Agreement, which shall describe the subject Award, state that the Award is subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

        14.    Adjustments.    The Committee shall make or provide for appropriate adjustments in the (a) number of Shares covered by outstanding Options, Stock Appreciation Rights, Deferred Shares, Restricted Shares and Performance Shares granted hereunder, (b) prices per Share applicable to such Options and Stock Appreciation Rights, and (c) kind of Shares covered thereby (including Shares of another issuer), as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination or exchange of Shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities, or (z) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Committee may also make or provide for such adjustments in each of the limitations specified in Section 3 as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 14. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

        15.    Fractional Shares.    The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

        16.    Withholding Taxes.    The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Shares due as a result of such Award, or by permitting the Participant to deliver to the Company Shares having a Fair Market Value, as determined by the Committee, equal to the minimum amount of such required withholding taxes.

        17.    Certain Terminations of Employment, Hardship and Approved Leaves of Absence.    In the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Committee, other termination of employment or a leave of absence that is approved by the Committee, or in the event of hardship or other special circumstances that are approved by the Committee, of a Participant who holds an Option or Stock Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Shares that are subject to any transfer restriction pursuant to Section 12.3, the Committee may, in its sole discretion, take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any Award and providing for post-termination exercise periods with respect to any Option or Stock Appreciation Right.

        18.    Termination for Cause.    A Participant who is terminated for Cause shall, unless otherwise determined by the Committee, immediately forfeit, effective as of the date the Participant engages in such conduct, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned but not yet paid or exercised, all unpaid dividends and all interest, if any, accrued on the foregoing.

        19.    Foreign Participants.    In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by or perform services for the Company or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

        20.    Amendments and Other Matters.

          20.1.    Plan Amendments.    This Plan may be amended from time to time by the Board, but no such amendment shall: (a) increase any of the limitations specified in Section 3, other than to reflect an adjustment made in accordance with Section 14, (b) change the class of persons eligible to receive grants of Awards or the types of Awards available under the Plan, or (c) increase the benefits to Participants under the Plan, in any such case without the further approval of the stockholders of the Company. The Board will also condition any amendment on the approval of the stockholders of the Company if such approval is necessary with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations, and the Board may condition any amendment on the approval of the stockholders of the Company if such approval is deemed advisable to comply with such requirements.

          20.2.    Award Deferrals.    An Award Agreement may provide that payment of any Award, dividend, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to the time established by the Committee for such purpose, on a form provided by the Company. Deferred Awards may also be credited with interest, at such rates to be determined by the Committee.

          20.3.    Conditional Awards.    The Committee may condition the grant of any Award or combination of Awards on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or any Subsidiary to the Participant.

          20.4.    Repricing Prohibited.    No Award may be repriced, replaced, regranted through cancellation, or modified, directly or indirectly, without the approval of the stockholders of the Company, provided that nothing herein shall prevent the Committee from taking any action provided for in Section 14.

          20.5.    Amendments to Awards.    Subject to the requirements of Section 20.4, the Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate (including for the purposes of compliance with local laws and regulations or to avoid costly government filings); provided, however, that except to the extent that the Committee determines that an amendment is necessary to avoid a penalty tax under Section 409A of the Code, any such amendment which, in the opinion of the Committee, is adverse to the Participant shall require the Participant's consent.

          20.6.    No Employment Right.    This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

          20.7.    Compliance with Section 409A of the Code.    Notwithstanding any other provision of the Plan to the contrary, (a) to the extent that any payment of or in connection with an Award constitutes a payment under a "non-qualified deferred compensation plan," as defined in Section 409A of the Code, such payment shall be made in compliance with Section 409A of the Code and (b) any adjustment of Shares or prices per Share or substitution of Awards pursuant to Section 14 and any modification of Awards pursuant to Section 17 shall not cause the affected Award to violate the requirements of Section 409A of the Code.

        21.    Change in Control.    Except as otherwise provided at the time of grant in an Award Agreement relating to a particular Award and subject to the requirements of Section 14, if a Change in Control occurs, then:

          21.1.     The Participant's Restricted Shares, Deferred Shares, Performance Shares, Performance Units or other Share-based Awards that were forfeitable shall, unless otherwise determined by the Committee prior to the occurrence of the Change in Control, become nonforfeitable and, to the extent applicable, shall be converted into Shares.

          21.2.     Any unexercised Option or Stock Appreciation Right, whether or not exercisable on the date of such Change in Control, shall thereupon be fully exercisable and may be exercised, in whole or in part.

          21.3.     Notwithstanding Sections 21.1 and 21.2, in the event of a Change in Control, the Committee may in its discretion cancel any outstanding Awards and (a) pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other stockholders of the Company in the event or (b) arrange for fully vested substitute awards to be granted to the holders thereof, denominated in the equity of the acquirer or an affiliate thereof, provided such substitute awards substantially preserve the value of the substituted Awards.

          21.4.     If a Change in Control occurs during the term of one or more Performance Periods for which the Committee has granted performance-based Awards pursuant to the provisions of Section 5, the term of each such Performance Period (hereinafter a "current Performance Period") shall immediately terminate upon the occurrence of such Change in Control. Upon a Change in Control, for each current Performance Period and each completed Performance Period for which the Committee has not on or before such date made a determination as to whether and to what degree the Performance Objectives for such period have been attained (hereinafter a "completed Performance Period"), it shall be assumed that the Performance Objectives have been attained at a level of one hundred percent (100%) or the equivalent thereof. A Participant in one or more current Performance Periods shall be considered to have earned and, therefore, be entitled to receive, a prorated portion of the Award previously granted to him for each such current Performance Period. Such prorated portion shall be determined by multiplying the number of Performance Shares or Performance Units (or other performance-based Awards), as the case may be, granted to the Participant by a fraction, the numerator of which is the total number of days that have elapsed since the beginning of the current Performance Period, and the denominator of which is the total number of days in such current Performance Period. A Participant in one or more completed Performance Periods shall be considered to have earned and, therefore, be entitled to receive all the Performance Shares or Performance Units (or other performance-based Awards), as the case may be, previously granted to him during each such completed Performance Period.

          21.5.     Unless otherwise provided by the Committee, at any time, upon a Change in Control, any Awards deferred by a Participant under Section 20.2, but for which he or she has not received payment as of such date, shall be paid by the 90th day following the Change in Control.

        22.    Effective Date.    This Plan shall become effective upon its approval by the stockholders of the Company.

        23.    Termination.    This Plan shall terminate on the tenth anniversary of the date upon which it is approved by the stockholders of the Company, and no Award shall be granted after that date.

        24.    Arbitration of Disputes.    Any and all disputes arising out of or relating to the Plan or any Award Agreement (or breach thereof) shall be resolved exclusively through binding arbitration in the State of New York in accordance with the rules of the American Arbitration Association then in effect.

        25.    Regulatory Approvals and Listings.    Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Shares evidencing Awards or any other Award resulting in the payment of Shares prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such Shares to listing on the stock exchange or market on which the Shares may be listed, and (iii) the completion of any registration or other qualification of said Shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. The Committee may, from time to time, impose additional restrictions upon an Award, including but not limited to, restrictions regarding tax withholdings and restrictions regarding the Participant's ability to exercise Awards under the Company's broker-assisted stock option exercise program.

        26.    No Right, Title, or Interest in Company Assets.    No Participant shall have any rights as a stockholder of the Company as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name, and, in the case of Restricted Shares, such rights are granted to the Participant under the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company and the Participant shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

        27.    No Guarantee of Tax Consequences.    Notwithstanding any other provision of the Plan, no person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to the tax treatment of any Award, any amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan, or that any of the foregoing amounts will not be subject to the 20% penalty tax and interest under Section 409A of the Code.

        28.    Governing Law.    The validity, construction and effect of this Plan and any Award hereunder will be determined in accordance with the laws of the State of Delaware.

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A-

VOTING INSTRUCTIONS TO
WACHOVIA BANK, NATIONAL ASSOCIATION, AS TRUSTEE
UNDER THE GRIFFON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN

        I hereby direct that at the Annual Meeting of Stockholders of Griffon Corporation on February 6, 2008 and at any adjournments thereof, the voting rights pertaining to the shares of Griffon Corporation Common Stock deemed allocated to my account under the Griffon Corporation Employee Stock Ownership Plan solely for the purpose of voting at the Annual Meeting shall be exercised as checked on this card, or if not checked, shall be voted by the Trustee in the same manner and proportion as those shares for which Participants' voting instructions are timely received. If you have questions or comments concerning the procedure for completing and/or returning your voting instructions, please contact Wachovia Bank, National Association at 1-800-377-9188 between the hours of 7 a.m. and 10 p.m. Eastern Standard Time. Your telephone call or other communications will be kept confidential.

        PARTICIPANTS ARE STRONGLY ENCOURAGED TO READ THE ENCLOSED PROXY STATEMENT CAREFULLY. YOUR VOTING INSTRUCTIONS TO WACHOVIA ARE STRICTLY CONFIDENTIAL AND WILL NOT BE DISCLOSED UNLESS REQUIRED BY LAW.

        PARTICIPANTS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE WITH RESPECT TO ANY ONE OR MORE PROPOSAL(S), THE SHARES WILL BE VOTED BY THE TRUSTEE IN THE SAME MANNER AND PROPORTION AS THOSE SHARES FOR WHICH PARTICIPANTS' VOTING INSTRUCTIONS ARE TIMELY RECEIVED.

(Continued and to be signed on the reverse side)	SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

GRIFFON CORPORATION

February 6, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

V  Please detach along perforated line and mail in the envelope provided.  V

20703003003000000000 9	020608

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

The Board of Directors recommends a vote FOR the election of directors.

1.
Election of the following nominees:

NOMINEES: Class l and Class II
☐	FOR ALL NOMINEES	☐	Bertrand M. Bell	Class I
		☐	Robert G. Harrison	Class I
☐	WITHHOLD AUTHORITY	☐	Ronald J. Kramer	Class I
	FOR ALL NOMINEES	☐	Martin S. Sussman	Class I
		☐	Joseph J. Whalen	Class I
☐	FOR ALL EXCEPT	☐	Gordon E. Fornell	Class II
	(See Instructions below)	☐	James A. Mitarotonda	Class II

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and fill in the circle next to the name of each nominee for which you wish to withhold your vote, as shown here:    ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

The Board of Directors recommends a vote FOR the approval of the amendment to the Griffon Corporation Certificate of Incorporation.

2.
Approval of amendment of the Griffon Corporation certificate of incorporation to reduce the supermajority vote required by Article Twelfth to a majority vote.

☐ FOR        ☐ AGAINST         ☐ ABSTAIN

The Board of Directors recommends a vote FOR the approval of the amendment to the Griffon Corporation 2006 Equity Incentive Plan.

3.
Approval of amendment to the Griffon Corporation 2006 Equity Incentive Plan to increase the number of shares of common stock available for grant under the Plan by 300,000 shares.

☐ FOR        ☐ AGAINST         ☐ ABSTAIN

The Board of Directors recommends a vote FOR the approval of the ratification of the selection by our audit committee of Grant Thornton LLP.

4.
Ratification of the selection by our audit committee of Grant Thornton LLP to serve as our independent registered public accounting firm for 2008.

☐ FOR        ☐ AGAINST         ☐ ABSTAIN

5.
Upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign and date and return this voting instruction card in the attached envelope. This card must be received by 5:00 p.m. Eastern Standard Time on January 30, 2008.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GRIFFON CORPORATION

BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
February 6, 2008

        The undersigned hereby appoints HARVEY R. BLAU and PATRICK L. ALESIA, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in GRIFFON CORPORATION, a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held on February 6, 2008 and any adjournments thereof.

        THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH.

(Continued and to be signed on the reverse side)	SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

GRIFFON CORPORATION

February 6, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

V  Please detach along perforated line and mail in the envelope provided.  V

20703003003000000000 9	020608

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

The Board of Directors recommends a vote FOR the election of directors.

1.
Election of the following nominees:

NOMINEES: Class l and Class II
☐	FOR ALL NOMINEES	☐	Bertrand M. Bell	Class I
		☐	Robert G. Harrison	Class I
☐	WITHHOLD AUTHORITY	☐	Ronald J. Kramer	Class I
	FOR ALL NOMINEES	☐	Martin S. Sussman	Class I
		☐	Joseph J. Whalen	Class I
☐	FOR ALL EXCEPT	☐	Gordon E. Fornell	Class II
	(See Instructions below)	☐	James A. Mitarotonda	Class II

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and fill in the circle next to the name of each nominee for which you wish to withhold your vote, as shown here:    ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

The Board of Directors recommends a vote FOR the approval of the amendment to the Griffon Corporation Certificate of Incorporation.

        2.     Approval of amendment of the Griffon Corporation certificate of incorporation to reduce the supermajority vote required by Article Twelfth to a majority vote.

☐ FOR        ☐ AGAINST         ☐ ABSTAIN

The Board of Directors recommends a vote FOR the approval of the amendment to the Griffon Corporation 2006 Equity Incentive Plan.

        3.     Approval of amendment to the Griffon Corporation 2006 Equity Incentive Plan to increase the number of shares of common stock available for grant under the Plan by 300,000 shares.

☐ FOR        ☐ AGAINST         ☐ ABSTAIN

The Board of Directors recommends a vote FOR the approval of the ratification of the selection by our audit committee of Grant Thornton LLP.

        4.     Ratification of the selection by our audit committee of Grant Thornton LLP to serve as our independent registered public accounting firm for 2008.

☐ FOR        ☐ AGAINST         ☐ ABSTAIN

        5.     Upon such other business as may properly come before the meeting or any adjournment thereof.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

ABOUT THE MEETING
PROPOSAL 1 — ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
REPORT OF THE COMPENSATION COMMITTEE
STOCK OWNERSHIP
MANAGEMENT
EXECUTIVE COMPENSATION
2007 Summary Compensation Table
2007 Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal 2007 Year-End
Option Exercises and Stock Vested in Fiscal 2007
Pension Benefits at Fiscal 2007 Year-End
Non-Qualified Deferred Compensation
Fiscal 2007 Directors' Compensation
AUDIT COMMITTEE REPORT
PROPOSAL 2 — AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
PROPOSAL 3 — AMENDMENT TO THE 2006 EQUITY INCENTIVE PLAN
PROPOSAL 4 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT AND RELATED FEES
FINANCIAL STATEMENTS
MISCELLANEOUS INFORMATION
  APPENDIX A
GRIFFON CORPORATION 2006 EQUITY INCENTIVE PLAN AS AMENDED